                                                                   EXHIBIT 10.5


                                                               14611-111 5/24/88



                             LEDGEMONT REALTY TRUST
                             ----------------------

                                    LEASE TO
                                    --------

                          W. R. GRACE & COMPANY - CONN.
                          -----------------------------

                                      INDEX
                                      -----


ARTICLE
NUMBER                                               CAPTION
------                                               -------


I        FUNDAMENTAL LEASE PROVISIONS
         ----------------------------
         1.1               Reference Subjects

II       PREMISES AND TERM
         -----------------
         2.1               Premises
         2.2               Acceptance of Premises
         2.3               Delay in Delivering Possession
         2.4               Term

III     LANDLORD WORK AND TENANT WORK
        -----------------------------
         3.1               Landlord Work
         3.2               Tenant Work
         3.2.1             General
         3.2.2             Construction Documents
         3.2.3             Performance of Tenant Work
         3.2.4             Payment for Tenant Work

IV      RENT
        ----
         4.1.1             Annual Fixed Rent Initial Term
         4.2.1             Method of Payment
         4.2.2             Net Return to Landlord
         4.3.1             Additional Rent - Landlord's Taxes
         4.3.2             Landlord's Taxes - Definition
         4.4.1             Additional Rent - Operating Expenses
         4.4.2             Landlord's Operating Expenses Definition
         4.5               Allocation of Certain Operating Expenses


V       ADDITIONAL COVENANTS
        --------------------

         5.1               Tenant's Covenants
         5.1.1             Utilities and Services
         5.1.2             Maintenance
         5.1.3             Use and Compliance with Law
         5.1.4             Liens and Encumbrances
         5.1.5             Indemnity
         5.1.6             Landlord's Right to Enter
         5.1.7             Personal Property at Tenant's Risk
         5.1.8             Overloading, Nuisance, Etc.
         5.1.9             Yield Up
         5.1.10            Holding Over
         5.1.11            Assignment, Subletting
         5.2               Building Services
         5.2.1             Landlord's Maintenance
         5.2.2             Electricity
         5.2.3             Office Identification
         5.2.4             Grounds Maintenance
         5.2.5             Chemical Waste Disposal Systems
         5.3               Interruptions

VI       INSURANCE; CASUALTY; TAKING
         ---------------------------
         6.1.1             Public Liability Insurance
         6.1.2             Insurance By Landlord
         6.2               Waivers of Subrogation
         6.3               Damage or Destruction of Premises
         6.4               Eminent Domain

VII      DEFAULT
         -------
         7.1               Events of Default
         7.2               Remedies for Default
         7.3               Remedies Cumulative
         7.4               Effect of Waivers of Default
         7.5               No Accord and Satisfaction; No Surrender
         7.6               Waivers of Jury
         7.7               Landlord's Curing and Enforcement
         7.8               Landlord's Default
         7.9               Minimum Net Worth

VIII     MISCELLANEOUS PROVISIONS
         ------------------------
         8.1               Notice from One Party to the Other
         8.2               Quiet Enjoyment
         8.3               Limitation of Landlord's Liability
         8.4               Excusable Delay
         8.5               Applicable Law and Construction
         8.6               Successors and Assigns
         8.7               Relationship of the Parties
         8.8               Estoppel Certificate
         8.9               Notice of Lease
         8.10              Construction on Adjacent Premises
         8.11              Tenant as Business Entity
         8.12              Relocation

IX       9.1               Brokers

X.       LANDLORD'S FINANCING
         --------------------
         10.1              Superiority of Lease
         10.2              Subordination
         10.3              Assignment for Financing
         10.4              Other Instruments

                                                               .EB3 TAYD 5/24/88


                                      LEASE
                                      -----

                                    ARTICLE I
                                    ---------

                          FUNDAMENTAL LEASE PROVISIONS
                          ----------------------------


     1.1 REFERENCE SUBJECTS. Each reference in this Lease to any of the following subjects shall be construed to incorporate the information stated for that subject in this Section.

DATE:             May 31, 1988

PREMISES:         Portions of the Building known generally as the "300 Level" of
                  Building C and the East Wing of One Ledgemont Center more particularly described by hatching on Appendix A attached.

BUILDING:         The Building complex known as Ledgemont Development Center and consisting of the "Richards House", "Building B," "B Annex,
                  "Building C," the parking garage and other appurtenances thereto located at 128 Spring Street, Lexington,
                  Massachusetts.

LANDLORD:         LEDGEMONT REALTY TRUST u/d/t dated December 12, 1984

ORIGINAL ADDRESS OF LANDLORD:       c/o Beal & Company, Inc.
                                    15 Broad Street
                                    Boston, MA 02109

LANDLORD'S MANAGING AGENT:          Beal & Company, Inc.
                                    15 Broad Street
                                    Boston, MA 02109

TENANT: W.R. Grace & Co.- Conn., a Connecticut corporation

ORIGINAL ADDRESS OF TENANT: 25 Hartwell Avenue
                            Lexington, MA 02173

INITIAL TERM:       The period between the Lease Commencement Date and the Lease
                    Ending Date, subject to the Tenant Termination Option described below in this Section

LEASE COMMENCEMENT DATE:      June 1, 1988 or the date on which Landlord shall
                              have delivered possession of the Premises to Tenant upon substantial completion of Landlord's work (hereinafter defined), whichever date is later. Notwithstanding the foregoing, if Landlord shall deliver possession to Tenant of the portion of the Premises generally known as the "300 Level" of Building C (the "300 Level") prior to the portion generally known as the East Wing of One
                              Ledgemont Center (the "East Wing"), or vice versa, then the parties agree that the Lease Commencement
                              Date shall commence solely for the portion of the Premises (whether it be the 300 Level or the East
                              Wing) for which Landlord shall be able to deliver possession to Tenant, and the Annual Fixed Rent and any additional rent payable hereunder
                              (prorated on the basis of the square footage attributable to such portion) shall commence for such portion. It is understood and agreed that Tenant will accept delivery of the 300 Level broom clean, and otherwise in its as is condition, and that Landlord's Work to such area will be performed promptly thereafter (and within 30 days after receiving Tenant's plans).

LEASE ENDING DATE:            May 31, 1993, subject to the Tenant Termination
                              Option described below in this Section.

ANNUAL FIXED RENT--INITIAL TERM:

          $0 per month from the Lease Commencement Date until the date which is the 181st day after the Lease Commencement Date.

          $26,130 per month (or ratable portion thereof) from the date which is the 181st day after the Lease Commencement Date through May 31, 1989

          $366,219 per annum for the second Lease year (being June 1, 1989 through May 31, 1990)

          $377,111 per annum for the third Lease year, subject to the Tenant Termination Option described below in this Section

          $377,111 per annum for the fourth Lease year, subject to the Tenant Termination Option described below in this Section

          $399,244 per annum for the fifth Lease year

SECURITY DEPOSIT:   None, except if, as when and to the extent provided for in
                    [section]5.1.11.

PARKING SPACES:     44

TENANT'S PERCENTAGE SHARE: 16.62%. Landlord covenants and agrees that, for the purposes of this Lease, Tenant's Percentage Share shall not, except as provided in [section]4.5, be increased for any reason whatsoever, unless Tenant shall lease additional space in the Project.

PERMITTED USES: Laboratories for research and related offices.

PUBLIC LIABILITY INSURANCE:   $5,000,000 BROKER: Coldwell Banker Commercial Real
                              Estate Group

APPENDICES:       Appendix A -              Premises Sketch Plan
                  Appendix B -              Special Maintenance and Operation
                                            Requirements
                  Appendix C -              Initial Hazardous Substances or
                                            Materials per Section 5.1.8
                  Appendix D -              Tenant Work Insurance Schedule
                  Appendix E -              Standard Tenant Improvement Work
                                            Letter

LANDLORD'S
WORK: Landlord covenants and agrees that the following described work (hereinafter collectively referred to as "Landlord's Work"), shall be performed with due diligence, at no cost or expense to Tenant, in a good and workmanlike manner and using new materials. Landlord shall submit to Tenant within 10 days after the date hereof, for Tenant's prior written approval not to be unreasonably withheld or delayed, Landlord's plans and specifications for incorporating the work described in Appendix E in the East Wing. If Tenant has not given Landlord its approval, or has not notified Landlord of its disapproval, of such plans and specifications within 5 business days after receipt of the same by Tenant, such plans and specifications shall be deemed approved. If Tenant notifies Landlord of its disapproval of all or any portion of such plans and specifications, Tenant shall provide Landlord with a reasonable description of the matters thereon as to which Tenant disapproves Landlord shall promptly (but in no event in more than 10 days) revise such plans and specifications and resubmit same to Tenant. Landlord shall use its best efforts substantially to complete the performance of Landlord's Work (except for punchlist items, mechanical systems adjustments and the like) such that a temporary or permanent certificate of occupancy can be issued if Landlord's Work were the only work to the Premises within 4 months after the date of Tenant's approval of such plans and specifications subject to delays described in [section]8.4. If Landlord shall fail so to deliver possession of the entire premises, subject to delays described in [section]8.4, within 4 months after Tenant's such approval and Tenant shall not have occupied all or any part of such East Wing Premises, then Tenant shall be given a partial rent abatement in the amount of 2,500 per month (or ratable portion thereof), not, however, to exceed $5,000, for such delay exceeding 4 months from such approval, subject to [section]8.4, until such delivery or occupancy; and if such possession has not been delivered or occupancy occurred within 6 months from such approval, subject to delays due to the act or neglect of Tenant, its employees, agents or independent contractors, then Tenant shall have the right, at its sole option, to terminate this Lease on written notice to Landlord delivered before such delivery of possession, and upon delivery of such notice, this Lease shall be null and void.

                  1. Installation of a reasonable number of benches in the laboratories from Landlord's inventory in the 300 Level.

                  2.       Installation of a reasonable number of
                           partitions/walls to create additional office space in the 300 Level of Building C, as mutually agreed upon.

                  3. Access to outside solvent storage shed shown on Appendix A-1 of this Lease.

                  4. Cosmetic improvements, such as touch-up painting and new ceiling tiles, as needed in the 300 Level.

                  5. Building standard improvements to the office space in the East Wing in accordance with the Standard Tenant Improvement Work Letter attached as Appendix E, and certain space plans dated May 16, 1988.

TENANT
TERMINATION
OPTION:

                  By (1) notice given to Landlord at least 9, but not more than
                  12) months prior to May 31, 1991 ("First Cancellation Date") or prior to May 31, 1992 ("Second Cancellation Date") and (2) Tenant thereafter making the following Termination Payments when and as due, Tenant may terminate the term of this Lease respectively upon the First Cancellation Date or Second Cancellation Date. If the Lease is to be so determined on the First Cancellation Date, then Tenant shall pay to Landlord, as consideration for such termination option, the sum of $150,000 on the First Cancellation Date and, upon such payment the Term of this Lease shall be deemed to have expired by its terms and such date shall be deemed the last day of the Term; and if the Lease is to be so terminated on the Second Cancellation Date, then Tenant shall pay to Landlord, as consideration for such termination option, the sum of $75,000 on the Second Cancellation Date and, upon such payment the Term of this Lease shall be deemed to have expired by its terms and such date shall be deemed the last day of the Term.

                                   ARTICLE II
                                   ----------

                                PREMISES AND TERM
                                -----------------

     2.1 PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises identified in Section 1.1, subject to and with the benefits of the terms, covenants and conditions of this Lease, and of rights, agreements, easements and restrictions of record applicable to the property of which the Premises are a part, all of which Tenant shall perform and observe insofar as the same are applicable to the Premises. Subject to the rules and regulations reasonably established by Landlord from time to time, provided such rules and regulations are enforced without discrimination against all tenants in the Building, Tenant shall have the appurtenant rights in common with others to use (a) the exterior walkway, sidewalks, driveways, grounds, elevators and other common areas of the Building serving the Premises; and (b) up to the number of Parking Spaces as set forth in Section 1.1 for the non-exclusive use of Tenant and Tenant's employees and business invitees in areas designated from time to time by Landlord and which Landlord will not materially diminish without reasonably promptly providing replacement parking without Tenant's prior written consent. The existing parking area is shown on Appendix A-2 of this Lease.

     Landlord excepts and reserves the right from time to time (a) to install, use, maintain, repair, replace and relocate within the Premises (provided the same shall not materially reduce the size of the Premises and provided in the case of the East Wing only the same shall to the extent practicable be concealed behind the existing floors and ceilings of the Premises) and other parts of Building, pipes, meters and other equipment, machinery, apparatus and appurtenant fixtures; and (b) to make additions to the Building and alter or relocate any entranceways, common areas or other facilities (including without limitation all access driveways, walkways and parking areas) serving the Premises.

     2.2 ACCEPTANCE OF PREMISES. Tenant acknowledges that it has inspected the Premises and accepts the same in the condition they are now in, or may be in on the Commencement Date, it being expressly agreed that Landlord shall have no obligation, liability or risk whatsoever with respect to the Premises or their condition except as expressly set forth herein with respect to the performance of Landlord's Work, and except for latent defects not discoverable through prudent inspection by a competent professional engineer. Tenant further acknowledges that neither Landlord nor any agent or employee of Landlord has made any representations or warranties, express or implied, concerning the Premises, their condition or this Lease.

     2.3 DELAY IN DELIVERING POSSESSION. If there is a holding over or retention of possession of the Premises, or any portion thereof, by any prior tenant or occupant, or if Landlord shall otherwise be unable to deliver possession of the Premises due to causes beyond its reasonable control, then Landlord shall not be subject to any liability for the failure or delay in giving possession; but Annual Fixed Rent, additional rent and any other charges or amounts payable hereunder by Tenant shall be entirely abated until the same is delivered to Tenant or until Tenant occupies all or any part of the Premises (in which case Tenant shall be subject to all obligations with respect to the portion of either the 300 Level or the East Wing so occupied, or both if any part of both is so delivered or occupied). No such failure to give possession shall in any other respect affect the validity of this Lease (including the date on which the Term ends) or any other of the obligations of Tenant; provided, however, that none of Tenant's obligations hereunder shall commence until Landlord shall deliver possession as aforesaid or Tenant shall occupy all or any part of the Premises. If Landlord shall not have delivered possession to Tenant of (and Tenant shall not have so occupied) the East Wing Space, then Tenant shall have the right, upon written notice to Landlord, to terminate this Lease upon the terms set forth in [section]1.1 under "Landlord's Work".

     2.4 TERM. This Lease is for an initial Term beginning on the Commencement Date and ending on the Ending Date as set forth in Section 1.1.


                                   ARTICLE III
                                   -----------

                          LANDLORD WORK AND TENANT WORK
                          -----------------------------

     3.1 LANDLORD WORK. Except as provided in Section 5.2 , Landlord shall not be required to perform any work in connection with Tenant's occupancy of the Premises.

     3.2 TENANT WORK.

     3.2.1 GENERAL. "Tenant Work" shall mean all work, including demolition, improvements, additions and alterations (which will not include hanging pictures, screens for video projection, removable shelving and the like), in or to the premises, without limiting the generality of the foregoing, Tenant work shall specifically include all attached carpeting, all signs visible from the exterior of the Premises, and any change in the exterior appearance of the windows in the Premises (including shades, curtains and the like). All Tenant Work shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed, and shall be arranged and paid for by Tenant as provided herein. Tenant shall neither propose nor effect any Tenant work (i) which affect any structural component of the Building (including, without limitation, exterior walls, exterior windows, core walls, roofs, or floor slabs), (ii) which is incompatible with the electrical or mechanical components or systems of the Building, (iii) which affects in any respect other space in the Building other than the Premises, including the exterior of the Building), (iv) which diminishes the value of the Premises for any general purpose office use, (v) or which might require any unusual expense to re-adapt the Premises for any general purpose office use. In addition, with respect to any floor not occupied entirely by Tenant, Tenant shall neither propose nor effect any Tenant Work consisting of improvements, additions, or alterations to the entranceway to the Premises or any adjoining elevator lobby, corridor, or common area; and with respect to floors entirely occupied by Tenant, any such work will be in compliance with this Article III.

         3.2.2 CONSTRUCTION DOCUMENTS. No Tenant Work shall be effected except in accordance with complete, consistent, final construction drawings and specifications ("Construction Documents") approved in advance by Landlord in writing, which approval shall not be unreasonably withheld or delayed. The Construction Documents shall be prepared by an architect ("Tenant's Architect") experienced in the construction of tenant space improvements in buildings in the greater Boston" area and approved by Landlord in writing, which approval shall not be unreasonably withheld or delayed. Tenant shall be solely responsible for the liabilities of and expenses of all architectural and engineering services relating to Tenant Work and for the adequacy, accuracy, and completeness of the Construction Documents approved by Landlord, even if Tenant's architect has been otherwise engaged by Landlord in connection with the Building. The Construction Documents shall set forth in reasonable detail the requirements for construction of the Tenant Work (including all architectural, mechanical, electrical and structural drawings and detailed specifications), shall be fully coordinated with one another and with field conditions as they exist in the Premises and elsewhere in the Building, and shall show all work necessary to complete the Tenant Work, including all cutting, fitting, and patching and all connections to the mechanical and electrical systems and components of the Building. Submission of the Construction Documents to Landlord for all shall be deemed a determination by Tenant's Architect exercised reasonably, jointly an severally, that all Tenant Work described in the Construction Documents (i) complies with all applicable laws, regulations and building codes, (ii) does not materially and adversely affect any structural component of the Building (including, without Limitation, exterior walls, exterior windows, core walls, roofs or floor slabs) (iii) is compatible with the electrical and mechanical components and systems of the building, (iv) does not affect any space in the Building other than the premises (including the exterior of the Building), and (v) conforms to floor loading limits. Landlord's approval of Construction Documents shall only signify Landlord's consent to the Tenant Work shown thereon and shall not result in any responsibility of Landlord concerning compliance of the Tenant Work with laws, regulations, or codes, coordination of any aspect of the Tenant work with any other aspect of the Tenant Work or any component or system of the Building, or the feasibility of constructing the Tenant Work without damage or harm to the Building, all of which shall be the sole responsibility of Tenant.

     3.2.3 PERFORMANCE OF TENANT WORK. The identity of any person or entity (including any employee or agent of Tenant) performing any Tenant Work ("Tenant Contractor") shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Once any Tenant Contractor has until been approved, then the same may thereafter be used by Tenant until Landlord notifies that such Tenant Contractor is no longer approved, using reasonable standards and stating with reasonable specificity the reason for Landlord's withdrawal of its approval. Tenant shall procure all necessary governmental permits, licenses and approvals before undertaking any Tenant Work. Tenant shall perform all Tenant Work at Tenant's risk in compliance with all applicable laws, codes and regulations and in a good and workmanlike manner employing new materials of good quality and producing a result at least equal in quality to the other parts of the premises. When any Tenant Work is in progress, Tenant shall cause to be maintained (i) insurance as described in the Tenant Work Insurance Schedule attached hereto as Appendix D and such other insurance as may be reasonably required by Landlord covering any additional hazards due to such Work, and (ii) a statutory lien bond pursuant to M.G.L. c.254, (TradeMark)12 or any successor statute (or such other protection of Landlord's interest in the Building against liens as Landlord may reasonably require), in each case for the benefit of Landlord. It shall be a condition of Landlord's approval of any Tenant Work that certificates of such insurance and a lien bond in recordable form, both issued by responsible insurance companies qualified to do business in Massachusetts and reasonably approved by Landlord, shall have been deposited with Landlord, that Tenant has provided Tenant's certification of its reasonable estimate of the insurable value of the work in question for casualty insurance purposes, and that all of the other conditions of the Lease, which are Tenant's obligation to perform or for which Tenant is liable under the terms hereof, have been satisfied. Tenant shall reimburse Landlord's reasonable costs of reviewing proposed Tenant Work reasonably estimated to cost more than $10,000 in any one instance and inspecting installation of the same in a timely manner. At a times while performing Tenant Work Tenant, Tenant shall require any Tenant Contractor to comply with all applicable laws, regulations, permits and policies relating to such work of the City. In performing Tenant Work each Tenant Contractor shall comply with Landlord's reasonable requirements relating to the time and methods for such work, use of delivery elevators and other Building materially facilities; and each Tenant Contractor shall not materially interfere or disrupt any other tenant or other person using the Building. Each Tenant Contractor shall in all events work on the Premises without causing labor disharmony, delay or impair any guaranties, warranties or obligations of any contractors of Landlord. If any Tenant Contractor uses any Building services or facilities, such Contractor, jointly and severally with Tenant, shall agree to reimburse Landlord for the actual cost thereof based on Landlord's schedule of charges established from time to time (and if no such charges have been established, then based on Landlord's reasonable charge established at the time). Each Tenant Contractor shall, by entry into the Building, be deemed to have agreed to indemnify and hold the Indemnities harmless from any claim, loss or expense arising in whole or in part out of any act or neglect committed by such person while in the Building, to the same extent as Tenant has so agreed in this Lease, the indemnities of Tenant and Tenant Contractor to be joint and several.

     3.2.4 PAYMENT FOR TENANT WORK. Tenant shall pay the cost of all Tenant Work in a timely manner so that the Premises shall always be free of liens for labor or materials. If any mechanic's lien (which term shall include all similar liens relating to the furnishing of labor and materials) is filed against the Premises or the Building or any part thereof which is claimed to be attributable to Tenant, its agents, employees or contractors, Tenant shall promptly discharge the same by payment or filing any necessary bond within 10 days after Tenant has notice (from any source) of such mechanic's lien. Landlord may, as a condition of its approval of any Tenant work, require Tenant to deposit with Landlord a bond, letter of credit or other similar security in the amount of Landlord's reasonable estimate of the value of such work securing Tenant's obligations to make payments for such Work.

                                   ARTICLE IV
                                   ----------

                                      RENT
                                      ----

     4.1.1 ANNUAL FIXED RENT - INITIAL TERM. Annual Fixed Rent during the initial Term of this Lease shall be the amount per annum set forth in Section 1.1.

     4.2.1 METHOD OF PAYMENT. Tenant covenants and agrees to pay the Annual Fixed Rent to Landlord in advance in equal monthly installments (or in the appropriate monthly installments for monthly periods during any Lease year, if and as referred to in Section 1.1) on the first day of each calendar month during the Term beginning on the Commencement Date. "Lease year" shall mean the twelve month period following the Commencement Date (unless the Commencement Date is other than the first day of a month, in which case "Lease year" shall mean the twelve month period following the initial partial month). Tenant shall make ratable payment of Annual Fixed Rent for any portion of a Lease year (or month) in which the same accrues, all payments of Annual Fixed Rent and additional rent and other sums due hereunder to be paid in current U.S. exchange at the Original Address of Landlord or such other place as Landlord may by Notice in writing to Tenant from time to time direct, without demand and without set-off or deduction.

     Without limiting the generality of the foregoing, Tenant's obligation so to pay shall not be discharged or otherwise affected by reason of the application of any law or regulation now or hereafter applicable to the Premises, or any other restriction of or interference with the use thereof by Tenant, or (except as and to the extent expressly provided herein) any damage to or destruction of the Premises by casualty or taking, or on account of any failure by Landlord to perform hereunder or otherwise, or due to any other occurrence; nor (except as expressly provided herein) shall Tenant ever be entitled and

Tenant hereby waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease or the Premises or any part thereof, or to assert any defense in the nature of constructive eviction to any action seeking to recover rent. Tenant shall, however, have and maintain, subject to the provisions hereof, the right to seek and obtain from time to time judgments for direct money damages occasioned by Landlord's breach of the covenants of this Lease.

     4.2.2 NET RETURN TO LANDLORD. It is intended that Annual Fixed Rent payable hereunder shall be a net return to Landlord throughout the Term, free of expense, charge, offset, diminution or other deduction whatsoever on account of the Premises (excepting financing expenses, federal and state income taxes of general application and those expenses which this Lease expressly makes the responsibility of Landlord), and all provisions hereof shall be construed in terms of such intent.

     4.3.1 ADDITIONAL RENT - LANDLORD'S TAXES. Tenant covenants and percentage agrees to pay to Landlord, as additional rent, Tenant's Percentage Share (as set forth in Section 1.1) of Landlord's Taxes (hereafter defined) for each fiscal tax period, or ratable portion hereof, included in the Lease Term in monthly installments on the first day of each month in amounts reasonably estimated from time to time by Landlord to provide for the full payment of Tenant's obligation with respect to Landlord's Taxes on the date such Taxes are due. When the actual amount of Landlord's Taxes are determined from time to time, the parties agree to promptly make adjustments for any overpayments or underpayments made by Tenant. Any overpayment will be promptly reimbursed to Tenant and any underpayments will promptly be paid by Tenant upon receipt of a statement setting forth with reasonable specificity the amount of such underpayment. Landlord agrees that, if any amount of such underpayment. Landlord agrees that, it any such estimations are more than 25% higher than the actual amount of Landlord's Taxes payable by Landlord without taking into account abatements or other efforts by Landlord to reduce real estate tax assessments, then Landlord will promptly remit to Tenant Tenant's Percentage share of the amount by which such estimations proceed such actual amount, together with interest thereon at the rate of 9% per annum, such interest to be payable for the period beginning on the date Tenant shall have paid Tenant's Percentage Share of Landlord's Taxes based upon such estimation, and ending on the day preceding Landlord's repayment to Tenant of such excess.

     4.3.2 LANDLORD'S TAXES - DEFINITION. "Landlord's Taxes" shall mean all taxes, assessments, betterments, excises, user fees and all other governmental charges and fees of any kind or nature, or impositions or agreed payments in lieu thereof (including any so called "linkage payments") and all penalties and interest thereon (if due to Tenant's failure to make timely payments on account of Landlord's taxes), assessed or imposed against the Premises or the property of which the premises are a part, or upon Landlord by virtue of its ownership thereof ("Landlord's Taxes"), other than a federal or state income tax of general application. If during the Term the present system of ad valorem taxation of property shall be changed so that, in lieu of or in addition to the hole or any part of such ad valorem tax there shall be assessed, levied or imposed on such property or Premises or on Landlord any kind or nature of federal, state, county, municipal or other governmental capital levy, income, sales, franchise, excise or similar tax, assessment, levy, charge or fee (as distinct from the federal and state income tax in effect on the Commencement Date) measured by or based in whole or in part upon Building valuation, mortgage valuation, rents or any other incidents, benefits or Measures of real property or real property operations, then any and all of such taxes, assessments, levies, charges and fees shall be included within the term Landlord's Taxes.

     Landlord's Taxes include reasonable expenses, including fees of attorneys, appraisers and other consultants, incurred in connection with any efforts to obtain abatements or reductions or to assure maintenance of Landlord's Taxes for any tax fiscal year wholly or partially included in the Term, whether or not successful and whether or not such efforts involve filing of actual abatement applications or initiation of formal proceedings. If Landlord obtains a refund (including any interest) of Landlord's Taxes previously paid by Tenant, Landlord promptly shall remit to Tenant Tenant's Percentage Share of any such refund, after first deducting from such refund Landlord's reasonable, actual expenses in obtaining the same, including fees of attorneys, appraisers and other consultants incurred in connection with such efforts to the extent such expenses have not previously been included in Landlord's Taxes paid by Tenant.

     4.4.1 ADDITIONAL RENT - OPERATING EXPENSES. Tenant covenants and agrees to pay to Landlord, as additional rent, Tenant's Percentage Share (as set forth in Section 1.1) of Landlord's Operating Expenses (hereafter defined) for each of Landlord's fiscal years, or ratable portion thereof, included in the Lease Term in monthly installments on the first day of each month in advance, based on amounts reasonably estimated from time to time by Landlord, and with a final payment adjustment between the Parties within 14 days after Landlord provides Tenant a statement of Landlord's Operating Expenses for Landlord's most recent fiscal year. When the actual amount of Landlord's Operating Expenses are determined from time to time, the parties agree to promptly make adjustments for any overpayments or underpayments made by Tenant. Any overpayment will be promptly reimbursed to Tenant and any underpayments will promptly be paid by Tenant upon receipt of a statement setting forth with reasonable specificity the amount of such underpayment. Landlord agrees that, if any such estimations are more than 25% higher than the actual amount of Landlord's Operating Expenses payable by Landlord without taking into account abatements or other efforts by Landlord to reduce real estate tax assessments, then Landlord will promptly remit to Tenant Tenant's Percentage Share of the amount by which such estimations proceed such actual amount, together with interest thereon at the rate of 9% per annum, such interest to be payable for the period beginning on the date Tenant shall have paid Tenant's Percentage Share of Landlord's Operating Expenses based upon such estimation, and ending on the day preceding Landlord's repayment to Tenant of such excess.

     4.4.2 LANDLORD'S OPERATING EXPENSES - DEFINITION. "Landlord's Operating Expenses" means all costs actually paid or incurred in servicing, operating, managing, maintaining, and repairing the Building and the land, facilities and appurtenances thereto, including without limitation the costs of the following: (i) supplies, materials and total wage and labor costs and all costs and expenses of independent contractors paid or incurred on account of all persons engaged in the operation, maintenance, security, cleaning and repair of the Building and the land, facilities and appurtenances therefor including social security unemployment compensation, pension vacation, sick pay and other so-called "fringe benefits";
(ii) services furnished to tenants of the Building, including Tenant, by Landlord; (iii) utilities consumed and expenses incurred in the operation of the Building and the land, facilities and appurtenances thereto; (iv) casualty, liability, workmen's compensation and all other insurance expenses (and the amount of any deductible in the event of an insured loss), all insurance to be in such amounts and insuring against such risks as Landlord may, in its sole discretion from time to time decide; (v) snow removal, planting, landscaping, grounds and parking ration, maintenance and repair expenses; (vi) management fees to third parties, including Landlord's Managing Agent, which do not exceed those customarily paid with respect to buildings in the area which are similar to the Building, and fees for required licenses or permits; (vii) rental or reasonable depreciation of equipment used in the operation of the Building and the land, facilities and appurtenances thereto, and personal property taxes assessed upon such equipment; and (viii) expenses of periodic testing to assure that the premises and surrounding land are free of hazardous materials, agents or substances, and to assure compliance with codes, regulations and laws. In addition, if Landlord from time to time (i) repairs or replaces any existing improvements or equipment or (ii) installs any new improvements or equipment to the Building in order to retain the existing functions of the Building, comply with laws or conserve energy, (including without limitation energy conservation improvements or other improvements), then the cost of such items amortized over their reasonable life, together with an actual or imputed interest rate (at the level then being charged by institutional first mortgagees for new permanent first mortgage loans on buildings in the area which are similar to the Building) shall be included in Landlord's Operating Expenses. Costs and expenses referred to in this Section shall be ascertained in accordance with generally accepted accounting principles, including allowance for appropriate reserves, and allocated to appropriate fiscal periods on the accrual method of accounting Landlord's Operating Expenses shall not include payments of principal, interest or other charges on mortgages or payments of any rent by Landlord on account of any ground lease of the land on which the Building is situated, any lease of the Building, or any real property facilities and appurtenances thereto; costs of work or services for particular tenants separately reimbursable to Landlord by such tenants; advertising, marketing costs and leasing commissions; costs of so-called leasehold improvements to rentable areas in the Building, leasehold improvements made for new or prospective tenants; the cost of any work or services performed for any tenant(s) in the Building (including Tenant), whether at the expense of Landlord or such tenant(s), to the extent that such work or service is in excess of work or services Landlord is required to furnish to Tenant under the Lease at Landlord's expense; legal and other professional expenses incurred in connection with the enforcement of leases in the Building; and compensation to executives of Landlord above the level of building manager.

     4.5 ALLOCATION OF CERTAIN OPERATING EXPENSES. If at any time during the Term, Landlord provides services only with respect to portions of the Building which include the Premises or incurs other Operating Expenses allocable to portions of the Building which include the Premises alone, then such Operating Expenses shall be charged entirely to those tenants, including Tenant, of such portions, notwithstanding the provisions hereof referring to Tenant's Percentage Share. If, during any period for which Landlord's Operating Expenses are being computed, less than all of the Building is occupied by tenants, or if Landlord is not supplying all tenants with the services being supplied hereunder, Operating Expenses shall be reasonably estimated and extrapolated by Landlord to determine the Operating Expenses that would have been incurred if the Building were fully occupied for such year and such services were being supplied to all tenants, and such estimated and extrapolated amount shall be deemed to be Landlord's Operating Expenses for such period.

                                    ARTICLE V
                                    ---------

                              ADDITIONAL COVENANTS
                              --------------------

     5.1 TENANT'S COVENANTS. Tenant covenants that at all times during the Term and such further time as Tenant (or persons claiming by, through or under it) occupies the Premises or any part thereof, it shall perform and observe the following conditions, all at its sole cost and expense:

     5.1.1 UTILITIES AND SERVICES. Tenant shall provide and pay all charges and deposits for gas, water, sewer, electricity, and other energy, utilities and services used or consumed on the Premises during the Term which now or hereafter separately serve the Premises, or are not expressly to be provided by Landlord elsewhere hereunder. It is understood and agreed that except as may be expressly provided hereunder, Landlord shall be under no obligation whatsoever to furnish any such services to the Premises, and shall not be liable for (nor suffer any reduction in any rent on account of) any interruption or failure in the supply of the same, unless the same shall have arisen from the acts or omissions of Landlord, its partners, agents, employees, independent contractors, invitees or other persons acting under Landlord.

     5.1.2 MAINTENANCE. Tenant shall clean, maintain, repair and secure the Premises,. all improvements and appurtenances ;thereto, all access areas thereof, and all utilities, facilities, installations and equipment used in connection therewith, and shall pay all costs and expenses of so doing, keeping the Premises in good order, repair and condition, reasonable wear and tear, and damage by casualty and taking (to the extent Provided in Article VI only) excepted. Without limiting the generality of the foregoing, Tenant shall keep all interior walls, floor surfaces and coverings, glass, windows, doors, partitions, all fixtures and equipment, utilities, pipes and drains and other installations used in connection with the Premises and located inside the demising walls of the Premises in such good order, repair and condition, shall provide all cleaning, lighting and floor covering to the Premises(except with respect to the Landlord's Work), and shall remove all refuse from and provide its own janitorial services for the Premises. Notwithstanding the foregoing, Tenant shall not be obligated to, and Landlord, at its sole cost and expense promptly shall, repair any part of the Premises if such repair arises out of the acts or omissions of Landlord, its partners, agents, employees, independent contractors, invitees or other persons acting under Landlord.

     Attached as Appendix B and a part hereof are particular requirements of certain aspects of maintenance and operation of the premises which Tenant shall perform and conform to in addition to, and not in limitation of, the foregoing.

     5.1.3 USE AND COMPLIANCE WITH LAW. Tenant shall use the Premises only for the Permitted Uses set forth in Section 1.1, and then only as permitted under laws, regulations and orders applicable from time to time, including without limitation municipal by-laws, land use and environmental laws and regulations, and shall procure all approvals, licenses and permits necessary therefor, in each case giving Landlord true and complete copies of the same and all applications therefor except, however, Tenant shall not be obligated to obtain any certificate of occupancy for the Premises or the Building. Tenant shall promptly comply with all present and future laws applicable to Tenant's manner of or particular use of the Premises or Tenant's signs thereon, foreseen or unforeseen, and whether or the same necessitate structural or other extraordinary changes or improvements to the Premises or interfere with its use and enjoyment of the premises, and shall keep the Premises equipped with adequate safety appliances and comply with all requirements of insurance inspection or rating bureaus having jurisdiction in light of the use Tenant is making of the Premise. If Tenant's manner of or particular use of the Premises results in any increase in the premium for any insurance carried by Landlord, then upon Landlord's notice to Tenant of such increase Tenant shall pay the same to Landlord upon demand as additional rent. Tenant shall, in any event, indemnify and save Landlord harmless from all loss, claim, damage, cost or expense (including reasonable attorneys' fees of counsel of Landlord's choice against whom Tenant makes no reasonable objection) on account of Tenant's failure so to comply with the obligations of this Section (paying the same to Landlord upon demand as additional rent). Tenant shall bear the sole risk of all present or future laws affecting the premises or appurtenances thereto relating solely to Tenant's manner of or particular use of the Premises and Landlord shall not be liable for (nor suffer any reduction in any rent on account of) any interruption, impairment or prohibition affecting the premises or Tenant's use thereof resulting from the enforcement of laws. Tenant shall conform to all reasonable rules and regulations from time to time promulgated by Landlord for the operation, care and use of the common areas of the Building and appurtenant improvements and areas in which Tenant is granted rights of use by the terms of this Lease. To the extent Landlord enforces said rules and regulations, it will do so without discrimination against all tenants in the Building.

         5.1.4 LIENS AND ENCUMBRANCES. Tenant shall not create or suffer, shall -- property, the Premises and Tenant's keep Landlord's pr leasehold free of, and shall promptly remove and discharge, any lien, notice of contract, charge, security interest, mortgage or other encumbrance which arises for any reason, voluntarily or involuntarily, as a result of any acts or omission by Tenant or persons claiming by, through or under Tenant, or any of their agents, employees or independent contractors, including without limitation liens which arise by reason of labor or materials furnished or claimed to have been furnished to Tenant or for the Premises.

     5.1.5 INDEMNITY. Tenant shall assume exclusive control of all areas of the Premises, including all improvements, utilities, facilities and installations now or hereafter thereon, and all liabilities, including without limitation tort liabilities, incident thereto; and Tenant shall indemnify, save harmless and defend Landlord, its partners, mortgagees, agents, employees, independent contractors, invitees and other persons acting under Landlord (collectively "Indemnitees") from all liability, claim or independent contractors, cost (including reasonable attorneys' fees of counsel of an Indemnitee's choice against whom Tenant makes no reasonable objection) arising in whole or in part out of any injury, loss, theft or damage (except if such is due to the negligence of Landlord or its employees) to any person or property while on or about the Premises, or out of any condition within the Premises, or arising out of any breach of any Lease covenant, or from any act or omission of Tenant or persons claiming by, through or under Tenant, or any of their agents, employees, independent contractors, or invitees (paying the to Landlord upon demand as additional rent). The provisions of this Section shall survive the Term of this Lease.

     5.1.6 LANDLORD'S RIGHT TO ENTER. Landlord and its agents or employees may upon" reasonable notice enter the Premises during business hours (and in case of emergency at any time] for the purpose of performing repairs or replacements, or exercising any of the rights reserved to Landlord herein, or securing or protecting Landlord's property or the Premises, and similarly upon reasonable notice may show the Premises to prospective purchasers and lenders, and during the last nine months of the Term to prospective tenants, and may keep affixed in suitable places notices for letting and selling. Except in case of emergency, Landlord shall be subject in entering the Premises to reasonable Security conditions, if any, set forth by Tenant in writing to Landlord.

     5.1.7 PERSONAL PROPERTY AT TENANT'S RISK. All of the furnishings, fixtures, equipment, effects and kind, nature and description which, during the occupancy of the premises by Tenant (or persons claiming by, through or under Tenant) may be on the Premises or elsewhere on Landlord's property, shall be at the sole risk and hazard of Tenant Except to the extent such damage is caused by Landlord or its employees, Landlord shall not be liable for, and Tenant expressly waives all claims against Landlord, its agents and employees, for damage to person or property sustained by Tenant, or any person claiming by, through or under Tenant, resulting from any accident or occurrence in or on the Premises or the property of which the Premises are a Part, including but not limited to, claims for damage resulting from water, wind, ice, steam, explosion or otherwise, or from the rising or water or the leakage or bursting of water pipes, steam pipes, gas pipes, the sprinkler system or other pipes, or from theft, vandalism, or from any other cause whatsoever, and except only to the extent provided above in this Section, no part of said loss or damage shall be charged to or borne by Landlord or Landlord's agents or employees, unless the same is attributable to the acts or omissions of Landlord, Landlord's partner: agents, employees independent contractors, investors or other persons acting under Landlord.

         5.1.8 OVERLOADING, NUISANCE, ETC. Tenant shall not, either with or without negligence, injure, overload, deface, damage or otherwise harm Landlord's property, the Premises (except for decorations and alterations permitted in this Lease) or any part of component thereof; commit any nuisance; permit the emission of any hazardous agents or substances; allow the release or other escape of any biologically, radioactive or chemically active or other hazardous substances or materials (collectively "hazardous substances") so as to impregnate, impair or in manner adversely affect, even temporarily, any element or part of Landlord's property or the Premises, or allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials; nor shall Tenant bring onto the Premises any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials (the identity of all such substances and materials, if any, so used on the date hereof being set forth on Appendix
C); permit the occurrence of objectionable noise or odors; or make, allow or suffer any waste whatsoever to Landlord's property or the Premises. Landlord may inspect the Premises from time to time, and Tenant will cooperate with such inspections. Without limitation, hazardous substances shall include such substances described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended 42 U.S.C. 9601 et seq. and the regulations adopted thereunder, and hazardous materials shall include such materials described in the Resource Conservation and Recovery Act, as amended, 42 U.S.C. 6901 et seq.; in the Massachusetts Hazardous Waste Management Act, as amended, M.G.L. Chapter 21, and the Massachusetts Oil and Hazardous Material Release Prevention Act, as amended M.G.L. Chapter 21E, and the regulations adopted under these acts. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence or absence of hazardous substances on the Premises or land pertaining thereof. In all events, Tenant shall indemnify Landlord and mortgagees in the manner elsewhere provided from any release of hazardous substances on the Premises occurring while Tenant is in possession. (At the request of Landlord, Tenant directly with such mortgagees.) Landlord represents and warrants that, as of the date hereof, to Landlord's knowledge no hazardous substances have been released on the Premises.

     5.1.9 YIELD UP. At the expiration or earlier termination of this Lease, Tenant (and all persons claiming by, through or under it) shall, without necessity of any notice, surrender the Premises (including all Tenant Work and all replacements thereof, except such additions, alterations and other Tenant Work as Landlord may direct to be removed, which shall be removed by Tenant and the Premises restored to their pre-existing condition) and all keys to the Premises, remove all of its trade fixtures and personal property not bolted or otherwise attached to the Premises (and such trade fixtures and other property bolted or attached to the Premises as Landlord may direct), and all Tenant signs wherever located, in each case repairing damage to the Premises which results in the course of such removal and restoring the Premises to the same condition on the Lease Commencement Date or are put in compliance with the terms of this Lease thereafter (including the filling of all floor holes, the removal of all disconnected wiring back to junction boxes and the replacement of all damaged ceiling tiles). Tenant shall yield up the Premises broom-clean and in good order, repair and condition, reasonable wear and tear and damage by casualty and taking (to the extent provided in Article VI only) excepted. Any property not so removed within thirty (30) days after the expiration or termination of the Lease shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine, and Tenant shall pay to Landlord the entire reasonable cost and expense incurred by it in effecting such removal and disposition and in making any reasonable incidental repairs to the Premises.

     5.1.10 HOLDING OVER. If Tenant (or anyone claiming by, through or under Tenant) shall remain in possession of the premises or any part thereof after the expiration or earlier termination of this Lease with respect to any portion] of the Premises without any agreement in writing executed with Landlord, the person remaining in possession shall be deemed a tenant at sufferance, Tenant shall thereafter pay Annual Fixed Rent at double the amount payable for the twelve month period immediately preceding such expiration or termination and with all additional rent payable and covenants of Tenant in force as otherwise herein provided, and Tenant shall be liable to Landlord for all direct damages. After acceptance of the full amount of such rent by Landlord the person remaining in possession shall be deemed a tenant from month-to-month at such rent and otherwise subject to and having agreed to perform all of the provisions of this Lease, but, Landlord will not be deemed to have relinquished any claims for direct damages.

     5.1.11 ASSIGNMENT, SUBLETTING. Tenant shall not assign this Lease, or sublet or license the Premises or any portion thereof, or advertise the premises for assignment or subletting or permit the occupancy of all or any portion of the Premises by anybody other than Tenant (all of the foregoing actions are sometimes collectively referred to as a "transfer") without obtaining, on each occasion, the prior consent of Landlord which consent shall not be unreasonably withheld or delayed. A transfer shall include, without limitation, any transfer of Tenant's interest in this Lease by operation of law, merger or consolidation of Tenant into any other firm or corporation or any liquidation of Tenant or a substantial part of Tenant's assets resulting in Tenant's having less than 80% of the net worth (as reflected in its most recent fiscal year end financial statements) that it has on the date hereof. Tenant shall not offer to make or enter into negotiations with respect to a transfer to (i) any tenant (or any affiliate of such tenant) in the Building, in Ledgemont Research Park or in any building within a 10 mile radius in which, to Tenant's actual knowledge, principals of The Beal Companies hold ownership interests; (ii) any party with whom, to Tenant's actual knowledge, Landlord is then negotiating with respect to space in the Building or Ledgemont Research Park; (iii) any party which would be of such type, character or condition as to be inappropriate as a tenant for a first class office building. Notwithstanding the foregoing, Landlord hereby agrees to the assignment of this Lease, or the subletting or licensing of the Premises or any portion thereof to any entity which is a parent, subsidiary or sister affiliate of Tenant or Tenant's Corporate Technical Group in Greater Boston will not be unreasonably withheld so long as the acquiring entity, after the acquisition, has a net worth of at least 80% of the net worth (as reflected in its most recent fiscal year end financial statements) that Tenant has on the date hereof. If Tenant's net worth (as reflected in its most recent fiscal year end financial statements) falls below 80% of its net worth on the date hereof, Landlord shall have the right to require Tenant to post a bank letter of credit (in form reasonably satisfactory to Landlord), as a security deposit for Tenant's obligations hereunder, in the amount of the Annual Fixed Rent then due and payable. If Tenant proposes a transfer of this Lease or a sub-letting of all or substantially all of the Premises, Landlord may elect by written notice to Tenant to terminate this Lease contingent upon the proposed transferee becoming directly obligated to Landlord upon such proposed terms; and upon the proposed assignee or sub-tenant so obligating itself, Tenant shall thereafter be free of further obligation hereunder (except that a proposal to so transfer or sublet to any of the entities in the foregoing sentence shall not give rise to Landlord's right to terminate this Lease). If Tenant does transfer with Landlord's consent, and if the consideration, rent, or other charges payable to Tenant under such transfer exceed the rent and other charges to be paid hereunder (pro-rated based on floor area in the case of a sub-letting, license or other occupancy of less than the entire floor area of the Premises in question), then Tenant shall pay to Landlord, as additional rent, the amount of such excess when and as received. Without limiting the generality of the foregoing, any lump-sum payment or series of payments due (including for the purchase of so-called leasehold improvements) on account of any transfer shall be deemed to be in excess of rent and other charges in its or their entirety. For the purposes of this Paragraph, "excess" shall mean the amount by which (1) the Annual Fixed Rent, additional and all other charges and consideration of any kind payable with respect to such assignment or sublet (the "Excess") exceeds
(2) the Annual Fixed Rent, additional rent and all other charges payable by Tenant under this Lease applicable (on a prorated basis) to the Premises or portion thereof being sublet, plus, with respect to each such assignment or sublet, Tenant's actual costs incurred in entering into such sublease or in granting such assignment, for brokerage commissions, professional fees, costs for redecorating, alterations and renovations and any reasonable rent concession given with respect to a sublease. Excess shall not include any consideration paid to Tenant which is not reasonably attributable to such assignment or sublease, as distinct from consideration which may have been given for other identifiable assets of Tenant in connection with an assignment or sublease which is part of a larger transaction involving the disposition or reorganization of one or more of Tenant's businesses, groups or divisions; nor shall it include any payment to Tenant for any items of personality included in such assignment or sublet.

     Landlord's Managing Agent, Beal and Company, Inc. (or such other manager of the Building appointed from time to time by Landlord) shall be Tenant's exclusive broker for a period of six months with respect to any proposed transfer so long as such Agent uses its good faith best efforts to market in accordance with Tenant's directions; and after such period Tenant may appoint a co-exclusive broker to serve along with Landlord's Managing Agent. Such Agent shall be paid a brokerage fee for any transfer in accordance with such Agent's commission schedule then in effect so long as such schedule and other terms are competitive with similar schedules of major Greater Boston brokerage firms.

     Notwithstanding any transfer of this Lease, Tenant's (and any guarantor's) liability to Landlord shall in all events remain direct and primary. In the case of any requested consent to a transfer, Tenant shall deliver to Landlord at the time thereof (i) a true and complete copy of the proposed instrument containing all of the terms and conditions of such transfer, and (ii) a written agreement of the assignee, sub-tenant or licensee, in recordable form reasonably approved by Landlord, agreeing with Landlord to perform and observe all of the terms, covenants and conditions of this Lease. Tenant shall pay to Landlord, as additional rent, Landlord's reasonable attorneys' fees in reviewing any transfer contemplated by this Section, which fees shall not exceed $1,000, whether or not Landlord consents to the same. Any transferee of all or a substantial part of Tenant's interest in the Premises shall be deemed to have agreed directly with Landlord to be jointly and severally liable with Tenant for the performance of all of Tenant's covenants under this Lease; and such assignee shall upon request execute and deliver such instruments as Landlord reasonably requests in confirmation thereof (and agrees that its failure to do so shall be subject to the default provisions). Landlord may collect rent and other charges from such transferee (and upon notice such transferee shall pay directly to Landlord) and apply the net amount collected to the rent and other charges herein reserved, but no transfer shall be deemed a waiver of the provisions of this Section, or the acceptance of the transferee as a tenant, or a release of Tenant or any guarantor from direct and primary liability for the performance of all of the covenants of this Lease. The consent by Landlord to any transfer shall not relieve Tenant from the obligation of modification of obtaining the express consent of Landlord to any amendment or other modification of such transfer or a further assignment, subletting, license or occupancy; nor shall Landlord's consent alter in any manner whatsoever the terms of this Lease, to which any transfer at all times shall be subject and subordinate.

     5.2 BUILDING SERVICES. Landlord shall furnish the services and utilities hereafter described. Tenant may obtain additional services and utilities from time to time if the same are obtainable by Landlord upon reasonable advance request, or Landlord may furnish the same without request if Landlord determines that reasonably Tenant's use or occupancy of the Premises reasonably necessitates the same; and in either case Tenant shall pay-for the same at reasonable rates from time to time established by Landlord upon demand as additional rent. Landlord's obligation shall be subject to the other provisions of this Lease, reasonable wear and tear and damage caused by or resulting from the acts or omissions of Tenant or its transferees (or their agents, employees, invitees and independent contractors), fire, casualty or eminent domain takings.

     5.2.1 LANDLORD'S MAINTENANCE. Landlord shall reasonably maintain the foundations, exterior walls, masonry, structural floors and roof, the heating, ventilating and air conditioning systems, and elevators and common areas of the Building insofar as such elements affect the Premises, and the exterior walkways, sidewalks, landscaping driveways and parking areas referred to in
Section 2.1 in a manner which is consistent with maintenance standards for first class buildings in Greater Boston; but in no event shall Landlord be obligated (except as provided in s. 6.3) to repair glass, windows or doors of the Premises, whether interior or exterior (which responsibility shall be Tenant's).

     5.2.2 ELECTRICITY. Until separately metering the Premises, Landlord shall furnish electricity for ordinary laboratory and office purposes through transmission facilities heretofore installed by Landlord in the Building, by means of alternating electric current to be used by Tenant in connection with lighting fixtures and electrical receptacles presently installed in the Premises and/or to be installed as part of Landlord's Work. Tenant shall use such electric current for lighting and, insofar as Landlord's facilities are not burdened thereby and applicable laws permit, for operation of such equipment and appliances as are customarily used in connection with an office and laboratory. Tenant shall pay the cost of such electricity, as reasonably estimated by Landlord from time to time, as the actual cost to Landlord, within 10 days after receipt of Landlord's statement, which statement shall not be submitted more frequently than monthly, and shall pay the cost of separately metering the Premises if Landlord decides to separately meter the premises. If Tenant from time to time at reasonable intervals disagrees with Landlord's estimate of Tenant's electrical consumption, such consumption shall be determined by a reputable independent electrical engineer or consultant, selected by Landlord and approved by Tenant, which approval shall not be unreasonably withheld or delayed. Such engineer or consultant shall promptly make a survey of the electrical wiring and power load in the Premises to determine Tenant's projected average annual electric current consumption therein. The cost of said survey shall be borne by Tenant unless the findings such consultant are that Landlord has over-billed Tenant by more than 20% of actual consumption; in which case Landlord will pay the cost of such survey. Said survey shall be conclusive upon the parties. If Landlord decides to separately meter the Premises, Landlord shall give Tenant reasonable prior written notice that Landlord intends to do so. Such separate metering shall mean that Tenant shall obtain electric current directly from the utility company furnishing electric current to the Building. Such current shall be furnished to Tenant by means of the then existing Building system feeders, risers and wiring. All meters and additional panel boards, risers, feeders, wiring and other conductors and equipment which may be required to obtain electric current directly from such public utility company shall be installed and maintained by Tenant. Landlord shall continue providing electric current to Tenant until such separate meter is installed and operable, provided Tenant is acting diligently to obtain the same.

     5.2.3 OFFICE IDENTIFICATION. Subject to Section 5.1.3, install at Tenant's expenses and if Landlord shall provide and install, requested, letters or numerals on entry doors to the Premises to identify Tenant's official name and Building address; all such letters and numerals to be in the Building standard graphics. Landlord shall provide Tenant, at no additional cost to Tenant, one directory listings on the directory for tenants in the lobby for the Building. Landlord will also erect and maintain a directional sign noting Tenant's location in Ledgemont Research Center.

     5.2.4 GROUNDS MAINTENANCE. Landlord shall reasonably maintain the grounds adjacent to the Building and the walkways, driveways and parking areas referred to in Section 2.1.

     5.2.5 CHEMICAL WASTE DISPOSAL SYSTEMS. Landlord shall use reasonable efforts to maintain the existing chemical waste disposal systems, subject always to Section 5.1; and if any law, regulation or order (including without limitation any law respecting the disposal or discharge of hazardous waste) shall ever require such service to be modified, then Landlord shall promptly modify such service, or it may continue or modify such service upon such conditions as it deems appropriate under the circumstances. If, as a condition of continuing such service, modifications to such systems are required or appropriate, or if inspections or reporting or other maintenance of a kind different from that now performed shall ever be required or appropriate, then Landlord shall promptly in its sole discretion carry out the same, and all of the costs and expenses of so doing shall be charged to and borne by Tenant alone in the manner provided under Section 4.4.1 and 4.4.2; except that if other tenants of the Building are then using the system affected such costs shall be apportioned among all such tenants based on the number of laboratory sinks discharging into the system in question, or on such other equitable basis as Landlord reasonably may determine.

     5.3 INTERRUPTIONS. Landlord shall not be liable to Tenant in damages or by reduction of rent or otherwise by reason of inconvenience or annoyance or for loss of business arising from Landlord or its agents or employees entering the Premises for any of the purposes authorized in this Lease or for repairing, altering or improving the Building in a manner reasonable in light of the circumstances; nor shall Tenant be entitled to cure any failure by Landlord to make repairs (and recover its reasonable costs thereof) unless Tenant has given notice thereof to Landlord and Landlord has failed to commence performance within thirty (30) days after receipt of such notice, or fails thereafter to prosecute any cure with reasonable diligence. In case Landlord is prevented or delayed from making any repairs or replacements or furnishing any Services or performing any other covenant or duty to be performed on Landlord's part by reason of cause reasonably beyond Landlord's control, Landlord shall not liable to Tenant therefor, nor shall the same give rise to a claim Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord reserves the right to stop, any service or utility system, when reasonably necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall give Tenant such notice as is reasonably practicable under the circumstances of the expected duration of such stoppage and will exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

                                   ARTICLE VI
                                   ----------

                           INSURANCE; CASUALTY; TAKING
                           ---------------------------

     6.1.1 PUBLIC LIABILITY INSURANCE. Tenant shall obtain and maintain throughout the Term comprehensive public liability insurance against claims and demands for any injury to persons or property which have occurred on or in connection with the Premises, naming Landlord and, if requested, Landlord's mortgagees and other persons designated by Landlord as additional insureds, in an amount which shall, at the beginning of the Term, be at least equal to the amounts forth in Section 1.1. Such insurance shall provide that it will not be subject to cancellation, termination or change except after at least 30 days prior written notice to Landlord (and Landlord's mortgagees and such additional insureds). The policy or policies, or a duly executed certificate or certificates for the same, shall be deposited with Landlord at the beginning of the Term, and renewals of such policies shall be so deposited not less than 30 days prior to the expiration of coverage.

     6.1.2 INSURANCE BY LANDLORD. In the event Tenant breaches any covenant or fails to observe any condition set forth above in this Article VI, then without limiting any other right or remedy, and notwithstanding any other provision herein concerning notice and cure of defaults, Landlord may immediately and without notice to Tenant obtain such insurance, and Tenant shall pay the cost thereof and Landlord's expenses related thereto upon demand as additional rent.

     6.2 WAIVERS OF SUBROGATION. Any insurance carried by either Landlord or Tenant with respect to the Premises or property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured hereunder prior to occurrence of injury or loss. Without limiting any other provisions of this Lease, each party hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance, to the extent only of the indemnification received thereunder.

     6.3 DAMAGE OR DESTRUCTION OF PREMISES. If through no act or neglect of Tenant or persons acting under Tenant the Premises or any part thereof shall be damaged by fire or other insured casualty then, subject to the following provisions of this Section, Landlord shall proceed with diligence, subject to then applicable statutes, building codes, zoning ordinances and other laws and regulations of any governmental authority, and at the expense of Landlord (but only to the extent of insurance proceeds received and made available to Landlord by any mortgagee) to repair or cause to be repaired such damage, excluding any items installed or paid for by Tenant which Tenant is permitted to remove upon expiration, (which items shall be Tenant's responsibility to repair.) However, if any damage occurs through the act or neglect of persons acting under Tenant or if any act or neglect of Tenant or such person prevents Landlord or its mortgagees from collecting all insurance proceeds, then the cost of repairing the casualty damage shall be paid by Tenant except to the extent any insurance proceeds are actually received by Landlord or mortgagees (they being under no obligation to litigate their entitlement), and there Shall be no abatement of rent. If (i) all or any substantial part (meaning more than 25% of insurable value) of the Premises are materially damaged by fire or other casualty (whether or nor insured) or (ii) the Building (whether or nor including any portion of the Premises) is so damaged by fire or other casualty (whether or not insured) that substantial alteration, reconstruction or demolition of the Building shall in Landlord's sole discretion be appropriate, or (iii) if any casualty occurs to the Premises during the last year of the Term and its repair will reasonably cost more than $100,000, then in any such case, this Lease and the Term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate given to Tenant within six (6) months following adjustment of such casualty loss with the insurer, the effective termination date being not less than thirty (30) nor more than sixty (60) days thereafter which Landlord will use reasonable efforts to obtain.

     Tenant shall be entitled to a just abatement of Annual Fixed Rent (but nor for additional rent on account of Landlord's Taxes and Operating Expenses) during the period of impaired use of the Premises, in no event, however, exceeding 12 months, but only if, as and to the extent that full payment is made to Landlord on account thereof under any rent continuation insurance. If any mortgagee refuses without fault by Tenant to permit insurance proceeds to be applied to replacement of the Premises, or if neither Landlord nor such mortgagee has commenced such replacement within five (5) months following such casualty loss with the insurer, then Tenant may, until any such replacement commences, terminate this Lease by giving at least thirty (30) days prior written notice thereof to Landlord. Except as provided in this paragraph, Tenant's obligation to pay all rent and to perform and observe all other covenants and conditions of this Lease shall not observe a and the Term of this Lease be affected by any damage or casualty, and rent hereunder shall continue nonetheless.

     6.4 EMINENT DOMAIN. In the event that all or any substantial part of the Premises or the Building (meaning either case more than % of floor area of either the Premises or the Building, respectively) are taken, or if the sole means of access to the Building is taken, or if more than 25% of the parking spaces existing on the date hereof are taken and the number of spaces below 25% are not replaced reasonably promptly, are taken (other than for temporary use, hereafter described) by public authority under power of eminent domain (or by conveyance in lieu thereof), then by notice given within three months following the recording of such taking (or conveyance) in the appropriate registry of deeds, this Lease may be terminated at either party's election 30 days after such notice, and rent shall be apportioned as of the date of termination (except that if such taking so reduces only the Building and not also the Premises, then Tenant will have no termination right unless such taking also is of the sole means of access to the Building). If this Lease is not terminated as aforesaid, Landlord shall within a reasonable time thereafter, diligently restore what may remain of the Premises (excluding any items installed or paid for by Tenant which Tenant is permitted or may be required to remove upon expiration) to a tenantable condition. In the event some portion of rentable floor area is taken (other than for temporary use) and this Lease is not terminated, Annual Fixed Rent shall be proportionally abated for the remainder of the Term. In the event of any taking of the Premises or any part thereof, or any taking of access to the Building or of more than 25% of the parking spaces existing on the date hereof and the number of spaces below 25% are not replaced reasonably promptly, for temporary use, (i) this Lease shall be and remain unaffected thereby and rent shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term. If such temporary taking shall continue for more than 60 days, then Tenant shall have the same right to terminate this Lease and be reimbursed as if such taking had been a permanent taking.

     Any specific damages which are expressly awarded to Tenant on account of its relocation expenses, and specifically so designated, shall belong to Tenant. Except as provided in the preceding sentences of this paragraph, Landlord reserves to itself, and Tenant releases and assigns to Landlord, all rights to damages accruing on account of any taking or by reason of any act of any public authority for which damages are payable. Tenant agrees to execute such further instruments of assignment as may be reasonably requested by Landlord, and to turn over to Landlord any damages that may be recovered in any proceeding or otherwise.

                                   ARTICLE VII
                                   -----------


                                     DEFAULT
                                     -------

     7.1 EVENTS OF DEFAULT. (a) If Tenant defaults in paying Annual Fixed Rent or any additional rent or other charge hereunder and such default continues for ten (10) days after notice, or defaults in performing any other covenant, agreement or condition hereunder within thirty (30) days after notice (provided, however, that such 30 day period shall be reasonably extended if the matters complained of can be corrected, but the cure cannot be completed within such period and Tenant begins promptly to cure within such period and thereafter diligently completes the correction, and if such matters cannot be corrected then there shall neither be a 30 day cure period nor any, extension thereof), or if more than three notices of default are duly and properly given in any twelve month period, or (b) if any assignment shall be made by Tenant, or any assignee, sublessee or guarantor of Tenant, for the benefit of creditors, or (c) if Tenant's leasehold interest shall be taken on execution or by other process of law, or (d) if a petition is filed by Tenant, or any assignee, sublessee or guarantor of Tenant, for adjudication as a bankrupt, or for reorganization or an arrangement under any provision of any bankruptcy act then in force and effect, or (e) if an involuntary petition under the provisions of bankruptcy act is filed against Tenant, or any assignee, sublessee or guarantor of Tenant, and such involuntary petition is not dismissed within thirty (30) days thereafter, or (f) if Tenant or any such assignee, sublessee or guarantor shall be declared bankrupt or insolvent according to law, or (g) if a receiver, trustee or assignee shall be appointed for the whole or any part of Tenant's (or such assignee's, sublessee's or guarantor's) property and shall not be removed within thirty (30) days thereafter, or (h) if a warranty contained in Section 8.11 shall be untrue in some material respect then, and in any such case, Landlord and its agents and employees lawfully may, in addition to and not in derogation of any remedies for any preceding breach, immediately or at any time thereafter, without demand or notice and with or without process of law, enter into and upon the Premises or any part thereof in the name of the whole, or mail a notice of termination of the Term addressed to Tenant at the Premises, and thereby repossess the same as of Landlord's former estate. Notwithstanding the foregoing, if any event described in clauses (d), (e) and (f) shall occur, but Tenant otherwise shall not be in default hereunder, then the occurrence of such event shall not constitute a default by Tenant hereunder. Upon such entry or mailing, as the case may be, the Term shall terminate, all executor rights of Tenant and all obligations of Landlord under this Lease shall immediately cease, and Landlord may expel Tenant and all persons claiming by, through or under Tenant and remove its and their effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent .. prior breach of covenants; Tenant hereby waiving all statutory and equitable rights to its leasehold (including without limitation rights in the nature of further cure or of redemption, if any). Landlord may, without notice, store Tenant's effects, and those of any person claiming by, through or under Tenant, at the expense and risk of Tenant. Tenant agrees that a notice by Landlord alleging any default shall, at Landlord's option (the exercise of such option shall be indicated by the inclusion of the words "notice to quit" in such notice), constitute a statutory notice to quit and waives any further notices to quit or of intention to re-enter, and any grace periods provided for herein shall run concurrently with any statutory notice periods. If any payment of Annual Fixed Rent, additional rent, or other payment due from Tenant to Landlord is not paid when due, then Landlord may, at its option, in addition to all other remedies hereunder, impose a late charge on Tenant equal to 5% of the amount in question if such payment is more than 3 days late, which late charge will be due upon demand as additional rent.

     7.2 REMEDIES FOR DEFAULT. In the event of termination far of this Lease or otherwise, default under any of the provisions Tenant covenants and agrees to pay forthwith to Landlord, at Landlord's election, a single lump sum payment equal to the sum of (i) all Annual Fixed Rent, additional rent and all other sums due hereunder to the date of payment, plus (ii) the excess of the then present value to Landlord of the rent reserved for the residue of the Term over the then present value of the fair marker rental value of the Premises for said residue of the Term (which fair market rental value shall take into account Landlord's reasonable expenses of reletting described below). The present value to Landlord shall be calculated as though the Term had not been terminated, and shall be a discounted value based on the projected periodic rent which would have come due hereunder: fair market rental value shall likewise be a discounted value. (for the purpose of calculating the additional rent which would have been paid hereunder for the lump sum calculation, the last full year's charges for additional rent is to be deemed constant for each year thereafter. The Federal Reserve discount rate (or equivalent) shall be used in calculating present values.) Should the parties be unable to agree on a fair market rental value, the matter shall be submitted, upon the demand of either party, to the Boston, Massachusetts office of the American Arbitration Association, with a request for arbitration by a single arbitrator who shall be an MAI or ASREC appraiser who has had at least 10 years experience in the leasing, owning or management of at least 1,000,000 square feet of office space in the Greater Boston area, in accordance with the rules of the Association. The parties agree that a decision of the arbitrator shall be conclusive and binding upon them. If, at the end of the Term, the rent which Landlord has actually received from the premises is less than the aggregate fair market rent estimated as aforesaid, Tenant shall thereupon pay Landlord the amount of such difference.

     Unless Landlord elects such lump sum payment, Tenant covenants, as an additional cumulative obligation after such termination, to pay punctually to Landlord all the sums and so long as Tenant, or persons claiming under Tenant, remains in possession perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the preceding sentence Tenant shall be credited with the net proceeds of any rent received by Landlord by reletting the Premises, after deducting all Landlord's reasonable expenses in connection with such reletting, including without limitation, all repossession costs, brokerage commissions, fees for legal services, tenant allowances and expenses of preparing the Premises for reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant such concessions as Landlord in its sole judgment considers advisable or necessary, and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under any reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid. Any obligation to relet the Premises imposed upon Landlord by law shall be subject to Landlord's reasonable objectives of developing its property in a harmonious manner with appropriate mixes of tenants, uses, floor areas, terms, etc.

     7.3 REMEDIES CUMULATIVE. Any and all rights and remedies Landlord may have under this Lease, and at law and equity, shall be Landlord may have under cumulative and Shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when and governing the proceedings in which the damages are to be proved, whether such amount be greater, equal to, or less than the amount of the loss or damages referred to in the preceding Section.

     7.4 EFFECT OF WAIVERS OF DEFAULT. Any consent or permission by Landlord or Tenant to any act or omission which otherwise would be a breach of any covenant or condition, or any waiver by Landlord or Tenant of any shall not in any way be held breach of any covenant or condition, or construed to operate so as to impair the continuing obligation of such covenant or condition, or otherwise operate to permit other similar acts or omissions. No breach shall be deemed to have been waived unless and until such waiver be in writing and signed by the party against whom such waiver shall be enforceable. The failure of Landlord to seek redress for violation of or insist upon the strict performance of any covenant or condition of this Lease, or the receipt by Landlord of rent with knowledge of any violation, shall not be deemed a consent to or waiver of such violation, nor shall it prevent a subsequent act, which would otherwise constitute a violation, from in fact being a violation.

     7.5 NO ACCORD AND SATISFACTION; NO SURRENDER. No acceptance by Landlord of a lesser sum than the Annual Fixed Rent, additional rent or any other sum or charge then due shall be deemed to he other than on account of the earliest installment of such rent, sum or charge due; nor shall any endorsement or statement on any check or in any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other right or remedy available to it. The delivery of keys (or any similar act) to Landlord or any agent or employee of Landlord shall not operate as a termination of this lease or an acceptance of a surrender of the Premises.

     7.6 WAIVER OF JURY. Landlord and Tenant hereby waive trial by jury in any summary proceeding in any emergency or other statutory remedy, or in any action based, in whole or in part, on non-payment of rent; and Tenant further agrees that it shall not interpose any counterclaim or set-off in any such proceeding.

     7.7 LANDLORD'S CURING AND ENFORCEMENT. If Tenant shall neglect or fail to perform or observe any covenant or condition of this Lease and shall not cure such default within the applicable cure period, Landlord may, at its option, without waiving any claim for breach, at any time thereafter cure such default for the account of Tenant, and any amount paid or any liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant, and Tenant shall reimburse Landlord therefor, together with, administrative charge of fifteen (15%) per cent of the amount thereof, on demand as additional rent; and Tenant shall further indemnify and save Landlord harmless in the manner elsewhere provided in this Lease in connection with all of Landlord's actions in effecting any such cure. Notwithstanding any other provision herein concerning cure periods, Landlord may cure any default for the account of Tenant after such notice to Tenant, if any, as is reasonable under the circumstances ( including telephone notice) if the curing of such default prior to the expiration of the applicable cure period is reasonably necessary to prevent likely damage to the Premises or other improvements or possible injury to persons, or to protect Landlord's interest in its property or the Premises. Tenant shall pay to Landlord on demand as additional rent all of the costs and expenses of Landlord, including such administrative charge and reasonable attorneys' fees, incurred in enforcing any covenant or condition of this Lease. without limiting any of its other rights or remedies, any sum due hereunder shall, in addition, bear interest from the date due at the greater of (i) one and one-half (1 1/2%) per cent for each month (or ratable portion thereof) the same remains unpaid, or (ii) three (3%) per cent per annum (or ratable portion thereof) above the so-called base or prime lending rate charged by State Street Bank and Trust Company of Boston from time to time on 90 day loans to its most credit-worthy borrowers; provided that interest shall never exceed the maximum rate permitted under applicable law.

     7.8 LANDLORD'S DEFAULT. In no event shall Landlord be in default unless notice thereof has been given to Landlord (and all mortgagees of which Tenant has notice) and Landlord (or any such mortgagee at its sole discretion) fails to perform with reasonable promptness under the circumstances (provided, however, that such period shall be reaonsably extended if such performance begins within such period and thereafter is diligently pursued, or if such mortgagee notifies Tenant within such period that it intends to cure on behalf of Landlord and thereafter begins and diligently pursues curing with reasonable promptness).

     7.9 SECURITY DEPOSIT. Tenant shall pay to Landlord as a security deposit for the performance of the obligations of Tenant hereunder any amount as specified therefor in Sections 1.1 and 5.1.11. Said security deposit may be mingled with other funds of landlord and no fiduciary relationship shall be created with respect to such deposit, nor shall Landlord be liable to pay Tenant interest thereon. If Tenant shall fail to perform any of its obligations under this Lease, Landlord may, but shall not be obliged to, apply the security deposit to the extent necessary to cure the default, and Tenant shall be obliged to reinstate such security deposit to the original amount thereof upon demand. Within 30 days after the expiration or sooner termination of the Term the security deposit, to the extent not applied, shall be returned to the Tenant, without interest.

                                  ARTICLE VIII
                                  ------------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     8.1 NOTICE FROM ONE PARTY TO THE OTHER. All notices required or permitted hereunder shall be in writing and shall be deemed duly served if mailed by certified mail, postage prepaid or by a regularly scheduled overnight courier, with provision made for payment, and receipting of delivery, addressed, if to Tenant, at the Original Address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. If requested, Tenant shall send copies of all such notices in like manner to Landlord's mortgagees and any other persons having an interest in the Premises and designated by Landlord. Any Notice so addressed shall be deemed duly served on the second business day following the day of mailing if so mailed by registered or certified mail, return receipt requested, whether or not accepted.

     8.2 QUIET ENJOYMENT. Landlord agrees that upon Tenant's paying all rent and performing and observing all covenants, conditions and other provisions on its part to be performed and observed, Tenant may peaceably and quietly have, hold and enjoy the Premises during the Term without disturbance by Landlord or anyone claiming by, through or under it, subject always to the terms of this Lease, provisions of law, and rights or interests of record to which this Lease may be or become subject and subordinate.

     8.3 LIMITATION OF LANDLORD'S LIABILITY. Landlord shall be liable only for breaches of Landlord's obligations occurring while Landlord is owner of the fee of which the Premises are a part (provided, however, that if Landlord shall ever sell and lease-back such fee, or the ground thereof or the improvements thereon, then "fee" shall, in such event, be deemed to mean Landlord's leasehold interest). Tenant (and all persons claiming by, through or under Tenant) agrees to look solely to Landlord's interest from time to time in the fee of which the Premises are a part for satisfaction of any claim or recovery of any judgment from Landlord; it being agreed that neither Landlord nor any trustee, beneficiary, partner, agent or employee of Landlord shall ever be personally or individually liable for any claim or judgment, or otherwise, to Tenant (or such persons) . For the purposes of this Paragraph 8.3, the term "Landlord's interest in the fee of which the Premises are a part"shall include rentals, other income, condemnation awards, insurance proceeds, sales proceeds or proceeds of refinancing with respect to such interest. In no event shall Landlord ever be liable to Tenant (or such persons) or indirect or consequential damages; nor shall Landlord ever be answerable or liable in any equitable judicial proceeding or order to the extent that the cost of complying with such proceeding or order shall exceed its interest in the fee or leasehold of which the Premises are a part.

     8.4 EXCUSABLE DELAY. In any case where either party hereto is required to do any act (other than the payment of Annual Fixed Rent, additional rent or any other sum or charge, including without limitation ascertaining the dates when such rental payments are payable), delays caused by or resulting from war, civil commotion, fire, flood or other casualty, labor difficulties, shortages or other unavailability of labor, materials, equipment, energy or utility services, unusually severe weather, or other like causes beyond such party's reasonable control shall not be counted in determining the time during which such act shall be completed, whether such time be a fixed date, a fixed time or "a reasonable time," and such time shall be deemed to be extended by the period of such delay.

     8.5 APPLICABLE LAW AND CONSTRUCTION. This Lease may be executed in counterpart copies and shall be governed by and construed as a sealed instrument in accordance with the laws of The Commonwealth of Massachusetts. If any provision shall to any extent be invalid, the remainder of this Lease shall not be affected. Other than contemporaneous instruments executed and delivered of even date, if any, this Lease contains all of the agreements between Landlord and Tenant with respect to the Premises and supersedes all prior dealings between them with respect thereto. There are no oral agreements between Landlord and Tenant affecting this Lease. This Lease may be amended only by an instrument in writing executed by Landlord and Tenant. The enumeration of specific examples of a general provision shall not be construed as a limitation of the general provision. Unless a party's approval or consent is required by its terms not to be unreasonably withheld, such approval or consent may be withheld in the party's sole discretion- If Tenant is granted any extension or other option, to be effective the exercise (and notice thereof) shall be unconditional, time always being of the essence to any options; and if Tenant purports to condition the exercise of any option or vary its terms in any manner, then the option granted will automatically and immediately become null and void and the purported exercise will be ineffective. This Lease and all consents, notices and other related instruments may be reproduced by any party by photographic, microfilm, microfiche or other reproduction process and the originals thereof may be destroyed; and each party agrees that reproductions will be admissible in evidence to the same extent as the original itself in and judicial or administrative proceeding (whether or not the original is in existence and whether or not reproduction was made in the regular course of business), and further reproduction will likewise be admissible. The titles of the several Articles and Sections are for convenience only, and shall not be considered a part hereof. The submission of a form of this Lease or any summary of its terms shall not constitute an offer by Landlord to Tenant; but a leasehold shall only be created and the parties bound when this Lease is executed and delivered by both Landlord and Tenant.

     8.6 SUCCESSORS AND ASSIGNS. Except as herein provided otherwise, the agreements and conditions in this Lease contained on the part of Landlord to be performed and observed shall be binding upon Landlord and its legal representatives, successors and assigns, and shall inure to the benefit of Tenant and its legal representatives, successors and assigns; and the agreements and conditions on the part of Tenant to be performed and observed shall be binding upon Tenant (and any guarantor of Tenant) and Tenant's legal representatives, successors and assigns and shall inure to the benefit of Landlord and its legal representatives, successors and assigns.

     8.7 RELATIONSHIP OF THE PARTIES. Nothing herein shall be construed as creating the relationship between Landlord and Tenant of principal and agent, or of partners or joint venturers; it being understood and agreed that neither the manner of fixing rent, nor any other provision of this Lease, nor any act of the parties, shall ever be deemed to create any relationship between them other than the relationship of landlord and tenant.

     8.8 ESTOPPEL CERTIFICATE. Within 10 days of either party's request, Landlord and Tenant agree, in favor of the other, to execute, acknowledge and deliver a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications), and the amount and dates to which the Annual Fixed Rent (and additional rent and all other charges) have been paid and any other information reasonably requested. Both parties intend and agree that any such statement may be relied upon by any prospective purchaser, mortgagee, or other person to whom the same is delivered. Tenant acknowledges that prompt execution and delivery of such statements, and all instruments referred to in Article X, constitute essential requirements of any financings or sales by Landlord, and Tenant will indemnify Landlord in the manner elsewhere provided against all costs and damages (including consequential damages directly or indirectly resulting from Tenant's failure to comply herewith (notwithstanding any grace period) or Landlord's right to execute the same of Tenant's behalf.

     8.9 NOTICE OF LEASE. Neither party shall record this Lease, but each party will, upon request of the other, execute a recordable notice of lease in a form reasonably approved by Landlord and, upon termination for whatever reason, a like notice of termination of lease.

     8.10 CONSTRUCTION OF ADJACENT PREMISES. Landlord shall have the right, in connection with any development within or adjacent to the Building, to grant easements through the Building for access and egress to and from such development and for the installation, maintenance, repair, replacement or relocation of utilities serving such development and/or the Premises and for the installation, removal, maintenance, repair and replacement of windows and walkways related to such development, provided the same do not materially and adversely affect Tenant's use and occupancy of the Premises or materially reduce the size of the Premises. Such right shall include the right to grant such easements through the Premises, provided that installations, replacements or relocations of utilities in the Premises shall, as far as practicable, be placed above existing ceiling surfaces, below floor surface or within perimeter walls. This Lease shall be subject and subordinate to any easements so granted. (Such subordination shall be self-operative, but in confirmation thereof Tenant shall execute and deliver whatever instruments may be required to acknowledge such subordination in recordable form. Landlord and its agents, employees, licensees and contractors shall also have the right during any construction period for any such development to enter the Premises to undertake work pursuant to any easement granted pursuant to the above paragraph; to shore up the foundations and/or walls of the Premises and Building; to erect scaffolding and protective barricades around the Premises or in other locations within or adjacent to the Building; and to do any other act necessary for the safety of the Premises or Building or the expeditious completion of such construction. Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business resulting from any act by Landlord pursuant to this Section. Landlord shall use best efforts so as not to unreasonably interfere with the conduct of Tenant's business and to minimize the extent and duration of any inconvenience, annoyance or disturbance to Tenant resulting from any work pursuant to this Section in or about the Premises or Building, consistent with accepted construction practice. The exercise of such rights will not materially result in any substantial permanent reduction in the floor area of the Premises.

     8.11 TENANT AS BUSINESS ENTITY. If Tenant is a business entity, then Tenant warrants and represents that (a) Tenant is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such entity was organized; (b) Tenant has the authority to carry on its business as contemplated under this Lease; (c) Tenant has duly executed and delivered this Lease; (d) the execution, delivery and performance by Tenant of this Lease (i) are within the powers of Tenant, (ii) have been duly authorized by all requisite action, or
(iii) will not violate any provision of law or any order of any court or agency or government, or any agreement or other instrument to which Tenant is a party of by which it or any of its property is bound and (e) the Lease is a valid and binding obligation of Tenant in accordance with its terms. Tenant, if a business entity, agrees that breach of the foregoing warranty and representation shall at Landlord's election be a default under this Lease for which there shall be no cure. This warranty and representation Shall survive the termination of the Term.


                                   ARTICLE IX
                                   ----------

     9.1 BROKERS. Tenant represents and warrants to Landlord that it, has not dealt with any broker (other than Landlord's Agent and the person identified as the Broker in Section 1.1, if any) in connection with this Lease or the Premises and agrees to indemnify and save Landlord harmless from all loss, claim, damage, cost or expense (including reasonable attorneys' fees of counsel of Landlord's choice against whom Tenant makes no reasonable objection) arising from any breach of this representation and warranty. This warranty and representation shall survive the term or any early termination of this Lease. The fees of Landlord's Agent and any Broker named in Section 1.1 will be paid by Landlord.

                                    ARTICLE X
                                    ---------

                              LANDLORD'S FINANCING
                              --------------------


     10.1 SUBORDINATION AND SUPERIORITY OF LEASE. Tenant agrees that this Lease and the rights of Tenant hereunder will be subject and subordinate to the present or future lien of any first mortgage, (and at Landlord's election, to the lien of any subordinate mortgage or mortgages) and to the rights of any lessor under any ground or improvements lease of the Premises (collectively referred to in this Lease as a "mortgage" and the holder or lessor thereof from time to time as a "mortgagee" and to all advances and interest thereunder and all modifications, renewals, extensions and consolidations thereof; provided however, that with respect to future liens, such subordination only shall be effective if the mortgagee of any mortgage hereafter granted executes and delivers to Tenant an agreement in form and substance reasonably satisfactory to Tenant in which the mortgagee agrees that Tenant shall not be disturbed in its possession, and for which Tenant attorns to such mortgagee as its possession, Lease covenants (both of which Landlord and performance of its conditions Tenant agrees with all mortgagees to perform). Tenant agrees that any mortgagee may at its option unilaterally elect to subordinate, in whole or in part and by instrument in form and substance satisfactory to such mortgagee alone, the lien of its mortgage (or the priority of its ground lease) to some or all provisions of this Lease.

     Tenant agrees that this Lease shall survive the merger of estates of ground (or improvements) lessor and lessee. Until a mortgagee (either superior or subordinate to this Lease) forecloses Landlord's equity of redemption (or terminates in the case of a ground or improvements lease) no mortgagee shall be liable for failure to perform any of Landlord's obligations (and such mortgagee shall thereafter be liable only after it succeeds to and holds Landlord's interest and then only as limited herein). No mortgagee shall be bound by any payment of rent more than one month in advance. Tenant shall, if requested by Landlord or any mortgagee, give notice of any alleged non-performance on the part of Landlord to any such mortgagee; and Tenant agrees that such Mortgagee shall have a separate, consecutive reasonable cure period to Landlord of 30 days of no less than 30 days following a Landlord's cure period to Landlord of 30 days during which such mortgagee may, but need not, cure any "non-performance by Landlord. The agreements in this Lease with respect to the rights and powers of a mortgagee to constitute a continuing offer to any person which may be accepted by taking a mortgage (or entering into a ground or improvements lease) of the Premises

     10.2 RENT ASSIGNMENT. If from time to time Landlord assigns this Lease or the rents payable hereunder to any person, whether such assignment is conditional in nature or otherwise, such assignment shall not be deemed an assumption by the assignee of any obligations of Landlord; but the assignee shall be responsible only for non-performance of Landlord's obligations which occur after it succeeds to and only while it holds Landlord's interest in the premises.

     10.3 OTHER INSTRUMENTS. The provisions of this Article shall be self-operative; nevertheless, Tenant execute, be self-operative; Tenant agrees to acknowledge and deliver any subordination, attornment or priority agreements or other instruments conforming to the provisions of this Article (and being otherwise commercially reasonable) from time to time requested by Landlord or any mortgagee in furtherance of the foregoing, and further agrees that its failure to do so within 10 days after written demand shall be subject to the monetary default provisions of this Lease.

     WITNESS the execution hereof under seal as of the date first set forth above.


TENANT: W. R. GRACE & CO. - CONN.


By:      /S/ F.P. Boer  5/31/88
         -------------------------
         (Vice) President


By :
        --------------------------
         (Assistant) Treasurer


LANDLORD :  Ledgemont Realty Trust


By:      /S/ Robert L. Beal
         -------------------------
         Trustee, but not individually

                                   APPENDIX A


                        [Diagram of the leased premises]


                                                   ONE LEDGEMONT CENTER
                                                       C BUILDING

                                  APPENDIX A1


                       [Overhead diagram of the building,
                          land and parking facilities]

                                  APPENDIX A2


                       [Overhead diagram of the building,
                          land and parking facilities]

                                   APPENDIX B
                                   ----------

                 SPECIAL MAINTENANCE AND OPERATION REQUIREMENTS
                 ----------------------------------------------

     In addition and not in limitation of Tenant's obligations set forth in
Section 5.1.2 and elsewhere in the Lease, Tenant shall perform or cause to be performed the following:

     1. CHEMICAL WASTE DISPOSAL SYSTEM.
        ------------------------------

          Landlord represents and warrants that to Landlord's knowledge, the chemical waste disposal system is functioning on the date of this Lease. Tenant shall not discharge any chemicals or substance into the chemical waste disposal system, which system, in turn, discharges into the Lexington sewer system, if such discharge is prohibited by federal, state, municipal, Metropolitan District Commission or other governmental authority, or will impair or adversely affect operation of the system, without limiting the generality of the foregoing, Tenant shall nor discharge cleaning fluids or similar solvents into the system. Tenant shall at all times be solely responsible for informing itself of the applicable laws and regulations pertaining to the discharge of such chemicals or substances and the operation of the chemical waste disposal system (and Landlord shall cooperate with Tenant by making available such information as it has regarding the operation of such system). Tenant shall cooperate with all reasonable requests made by Landlord of Tenant and all other users of the system. If Landlord reasonably determines there is incompatibility of any materials being discharged into the system, the Tenant shall abide by such conditions on discharge as Landlord may impose, or if Landlord requires, terminate such discharge. The failure by Landlord to prevent or terminate any discharge shall in no event be deemed a waiver of the foregoing provisions, or of any other Lease provisions; and in all events Tenant shall indemnify and save Landlord harmless in the manner provided in Section 5.1.5 and from the matters referred to in such Section, including without limitation claims or actions by any person (including governmental authorities) or from damage to the system attributable in whole or in part to Tenant's use of such system.

      2. DUMPSTER
         --------

          Tenant shall arrange for its own appropriately sized dumpster, and shall locate the same in the vicinity of Tenant's loading bay in a manner reasonably approved by Landlord.

          3. No storage, except for the storage shed, shall be permitted outside of the Premises. Storage inside the Premises shall be in a manner not visible from outside the Premises. Landlord shall accept and either store or dispose of hoods and furniture now in the Premises which Tenant has removed.

                                   APPENDIX D
                                   ----------

                         TENANT WORK INSURANCE SCHEDULE
                         ------------------------------

     1. Tenant shall Purchase and, unless waived in writing by the Landlord in particular instances, shall cause each Tenant Contractor to purchase, in a company or companies whose A.M. Best rating for the most recent year is not less than B+, XII against such insurance as will protect him from claims set forth below which may arise out of or result from the contractor's operations be by himself or by any subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

         .1 claims under worker's or workmen's compensation, disability benefit and other similar employee benefit acts;

         .2 claims for damages because of bodily injury, occupational sickness or disease, or death of his employees;

         .3 claims for damages because of bodily injury, sickness or disease, or death of any person other than his employees;

         .4 claims for damages insured by personal injury liability coverage which are sustained (1) by any person as a result of an offense directly or indirectly related to the employment of such person by the Contractor, or (2) by any other person;

         .5 claims for damages, other than to the Tenant Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

         .6 claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle; and

         .7 claims for contractual liability (written only) under his undertaking with Tenant.

     2. The insurance required by Section 1 of this Schedule shall include all major divisions of coverage, and shall be on a comprehensive general basis including Premises and Operations (deleting X-C-U exclusions), Owners' and Contractor's Protective, Products and Completed Operations, and Owned, Non-owned, and Hired Motor Vehicles. Workers' Compensation should be written to include the endorsements following: 1) All States, 2) Voluntary Compensation, 3) Endemic disease, 4) Foreign Coverage, 5) Repatriation, 6) U.S. Longshoreman's and Harbor Workers. Such insurance shall be written for not less than any limits of liability required by law or those set forth below (which amounts may, from time to time be reasonably increased by Landlord), whichever is greater.

         .1 Workmen's Compensation - Statutory/Employers Liability and all additional endorsements $500,000.

         .2 Public Liability - Single Limit (Combined) Per Occurrence.

         Bodily a Personal Injury $1,000,000
         Property Damage $1,000,000 Per Occurrence/Aggregate.

         .3 Automobile Liability - Single Limit (Combined) Per Occurrence.

         Bodily a Personal Injury $1,000,000
         Property Damage $1,000,000 Per Occurrence

         .4 Independent Contractors - $1,000,000 Per Occurrence.

         .5 Products and Completed Operations - $1,000,000 Per Occurrence, covering liability for claims made within applicable statutes of limitations following issuance of final Certificate of Payment.

         .6. Broad Form Blanket Contractual Liability (written only) $1,000,000 Per Occurrence.

         .7 Excess Liability Umbrella - $5,000,000 Per Occurrence.

     3. Certificates of insurance as required above shall be filed with Landlord, if requested by Landlord, prior to commencement of the Tenant Work. These Certificates shall contain a provision that coverages afforded under the policies will not be amended, canceled or non-renewed until at least 30 days prior written notice has been given to Landlord. The form of certificate shall be reasonably acceptable to Landlord. If by the terms of insurance carried by Tenant or any Tenant Contractor a mandatory deductible is required, in the event of a paid claim Tenant or such Tenant Contractor shall be responsible for the deductible amount. All deductible/self-insured retention amounts shall be shown on the Certificate of Insurance. In all cases, Landlord and persons designated by Landlord shall be named as additional insureds, as the insureds may appear.

                                 FIRST AMENDMENT
                                 ---------------

                                   Lease From
                                   ----------

                             LEDGEMONT REALTY TRUST
                             ----------------------

                                       TO
                                       --

                             W. R. GRACE & CO.-CONN.
                             -----------------------


     This is the First Amendment made as of July 1, 1990 to the Lease dated as of May 31, 1988 between Ledgemont Realty Trust as Landlord, and W. R. Grace & Co.-Conn., as Tenant, for the Premises at Ledgemont Center, Lexington, Massachusetts (the "Lease").

     WHEREAS, the Landlord is willing and the Tenant wishes to lease additional space on the "200 Level" at One Ledgemont Center on the terms and conditions as provided in this Lease and in accordance with Section 1.1. and as modified in this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord and the Tenant amend the Lease (a) by substituting the following subjects of Section 1.1, REFERENCE SUBJECTS for the original subjects of Section 1.1 REFERENCE SUBJECTS and (b) if any of the following subjects is identified by a parenthetical statement next to its heading. that it is an "Additional Reference Subject," by adding each such Additional Reference Subject as an additional provision of the Lease and the Lease is hereby so amended:

PREMISES:
--------
Portions of the Building known generally as the "200 Level and 300 Level" of Building C and the East Wing of One Ledgemont Center more particularly described by the hatching on Appendix A attached.

LEASE ENDING DATE:
------------------
May 31, 1995, subject to Tenant Termination Option described below in this Section.

ANNUAL FIXED RENT -- INITIAL TERM:
----------------------------------

$0.00 per month from the Lease Commencement Date until the date which is the 181st day after the Lease Commencement Date.

$26,135.00 per month (or ratable portion thereof) from the date which is the 181st date after the Lease Commencement Date through May 31, 1989.

$366,019.00 per annum for the period June 1, 1989 through May 31, 1990.

$31,425.92 per month for the period June 1, 1990 through December 31, 1990.

$422,111.00 per annum ($35,175.92 per month) for the period January 1, 1991 through May 31, 1992.

$444,294.00 per annum for the period June 1, 1992 through May 31, 1993.

$465,885.50 per annum for the period June 1, 1993 through May 31, 1994 subject to the Tenant Termination Option described below in this Section.

$488,550.20 per annum for the period June 1, 1994 through May 31, 1995 subject to the Tenant Termination Option described below in this Section.

TENANT'S PERCENTAGE SHARE:
--------------------------

16.62 percent through June 30, 1990 and 19.02 percent thereafter. Landlord covenants and agrees that, for the purposes of this Lease, Tenant's Percentage Share shall not, except as provided in Section 4.5, be increased for any reason whatsoever, unless Tenant shall lease additional space in the project.

ADDITIONAL LANDLORD'S WORK:  (Additional Reference Subject)
---------------------------

Landlord covenants and agrees to provide Tenant with access to the Premises on the "200 Level" as shown on the attached plan and agrees to provide the premises in broom clean condition (including replacing any ceiling tiles as necessary) to Tenant upon occupancy.

TENANT TERMINATION OPTION:
--------------------------

It is agreed that Tenant Termination Option as outlined in the original Lease dated May 31, 1988 has been intentionally omitted from this amendment.

By (1) notice given to Landlord at least 270 (but not more than 360) days prior to May 31, 1993 ("First Cancellation Date") or prior to May 31, 1994 ("Second Cancellation Date"), and (2) Tenant thereafter making the following Termination Payments when and as due, Tenant may terminate the term of this Lease respectively upon the First Cancellation Date or Second Cancellation Date. If the Lease is to be so terminated on the First Cancellation Date, then Tenant shall pay to Landlord, as consideration for such termination option, the sum of $150,000 on the First Cancellation Date and, upon such payment the Term of this Lease shall be deemed to have expired by its terms and such date shall be deemed the last day of the Term; and if the Lease is to be terminated on the Second Cancellation Date, then Tenant shall pay to Landlord, as consideration for such termination option, the sum of $75,000 on the Second Cancellation Date and, upon such payment the Term of this Lease shall be deemed to have expired by its terms and such date shall be deemed the last day of the Term.

RIGHT OF FIRST REFUSAL:  (Additional Reference Subject)
----------------------

Tenant shall have a right of first offer with respect to certain space consisting of approximately 10,336 rentable square feet on the 200 Level of the C Building (the "Expansion Space") as follows: Upon expiration of the rights of existing tenants of the Expansion Space, and provided such existing tenants elect not to remain in such Expansion Space beyond the termination of their lease terms, before marketing such Expansion Space, Landlord will offer the same to Tenant ("First Offer"). The First Offer will be at $15.00 per rentable square foot through May 31, 1993 and thereafter at prevailing fair market rental rates (which First Offer will so state such prevailing rates) for the space in an "as-is" condition on the date herein with minor cosmetic improvements as reasonably requested by Tenant. Within 20 days of receiving Landlord's First Offer Tenant may in writing elect to accept the First Offer, in which case an appropriate amendment to this Lease shall be executed forthwith, provided however, that if the First Offer is made during or after the fifth Lease year of the Term, Tenant may elect to accept the First Offer only if Tenant has already elected or then simultaneously elects to extend the Term of this Lease. If Tenant fails to accept such First Offer within such 20 day period (or accepts such offer but fails to execute an appropriate amendment to this Lease within the 10 day period following expiration of the 20 day period), then Landlord may market such Space and may enter into any lease for such Space within the 360 day period thereafter so long as the rent and other economic terms taken as a whole are not more than ten percent (10%) less favorable to Landlord than were the terms of the First Offer (but the term may be longer or shorter than the First Offer term). Should Landlord desire to conclude a lease on materially less favorable terms, then Landlord shall make another First Offer to Tenant reflecting such less favorable terms and Tenant shall have the same rights as set forth above, except that the 20 day period for accepting such offer shall be 10 days and the 10 day period for executing a lease amendment shall be five days (with Landlord then being free to enter into a lease on economic terms not materially less favorable to Landlord than those most recently offered to Tenant).

PARKING SPACES:                 Fifty (50) spaces.
--------------

EXTENSION:             (Additional Reference Subject)
---------
The Lease may be extended by Tenant for two (2), five (5) year extension terms by unconditional notice given at least 360 (but not more than 540) days prior to the end of the expiring term, time being of the essence to such exercise, so long as at the time of such notice and at the beginning of the Extension Term Tenant is not in default. All references to the Term shall mean the Initial Term as it may be extended by any Extension Term.

          ANNUAL FIXED RENT - EXTENSION TERM: If the Term is extended for the Extension Term, then Annual Fixed Rent will be as set forth in Section 1.1 and as follows:

     Fair Market Rent for the premises during the Extension Term shall be no less per annum than the Annual Fixed Rent payable during the last 360 days of the expiring term, and shall be ascertained as follows: Not later than 330 days prior to the end of the expiring term Landlord shall give written notice to Tenant setting forth Landlord's determination of Fair Market Rent for each of the Lease years of the Extension Term in question (which may be different from year to year). Within 30 days following Landlord's notice Tenant shall either propose its determination of Fair Market Rent by giving notice thereof to Landlord or shall accept Landlord's determination. Failure on the part of Tenant to give such notice of its determination shall bind Tenant to Landlord's determination. If Tenant proposes its determination of Fair Market Rent, then Landlord and Tenant shall meet for the purpose of reaching agreement. If the parties have been unable to reach agreement by the beginning of the ninth month preceding the end of the expiring term, then Landlord shall give notice to Tenant of an appraiser whom Landlord designates to ascertain such rent. If within 10 days of such notice Tenant objects to such person, then Tenant shall give notice to Landlord and designate another appraiser (and failure so to notify Landlord shall bind Tenant to the appraiser designated by Landlord). If within ten days of such notice Landlord objects to such person (and failure so to notify Tenant shall bind Landlord to the appraiser designated by Tenant), then both such appraisers shall meet and within 10 days of such objection designate a third appraiser, who alone shall within 30 days of his or her designation ascertain such Fair Market Rent. (If the two appraisers fail to designate the third appraiser within such time, then either Landlord or Tenant may request the then president of the Greater Boston Real Estate Board, or successor organization to designate the third appraiser; and if such person fails to designate a third appraiser within 30 days, then the American Arbitration Association, Boston Office to designate the third appraiser). Any appraiser designated shall have had at least 10 years experience in the leasing, ownership or management of 1,000,000 or more square feet of floor area of office buildings similar in character to the Premises and shall be a member of A.S.R.E.C. (or successor professional organization) and duly qualify as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Fair Market Rent shall be the Annual Fixed Rent which a willing tenant would pay to lease the Premises for each year of the Extension Term in question under terms and conditions substantially the same as those of this Lease, with the Premise considered free and clear of this Lease and as though then available for single or multiple occupancies for the Permitted Uses (or any higher and better use then being made by Tenant, the mix of any multiple occupancies being what is then customary in light of good real estate practice) in the condition in which Tenant is required to maintain the Premises (or if in Landlord's reasonable judgment Tenant Work has been installed which adversely affects rental value and Landlord has the right to have Tenant remove such Work at the termination of the Term, then as though such Tenant Work were removed), based on rentals for comparable space over a comparable period with appropriate adjustments made to such rentals as necessary to establish comparability, and with rental historically paid under this Lease disregarded. If the parties do not agree in writing on such rent, then the written opinion of Fair Market Rent of the appraiser so chosen shall conclusively establish such rent ("Fair Market Rent"). Both parties shall have the opportunity to present evidence in accordance with reasonable procedures prescribed by the appraiser, and the fee of the appraiser giving his or her written opinion shall be paid equally by the parties. If Landlord should delay in giving the notice which begins the valuation procedures of this paragraph, or if the process should otherwise be delayed for any reason, then such procedures shall nevertheless remain in effect and be applicable when and as invoked with respect to Annual Fixed Rent payable during the Extension Term; but until such procedures are completed Tenant shall pay on account of Annual Fixed Rent at the rate established for Annual Fixed Rent for the last twelve months of the expiring term (and upon Fair

Market Rent being established shall pay the same within 10 days retroactively to the beginning of the Extension Term in question).

     Except as so amended, the Lease and all its terms and conditions are hereby ratified, confirmed and approved.


AGREED TO AND ACCEPTED

TENANT: W. R. Grace & Co.-Conn.



By: /s/ F. van Remoortere
    ---------------------------
         (Vice) President



LANDLORD:  Ledgemont Realty Trust



By: /s/ Robert L. Beal
   ----------------------------
  Trustee, but not individually


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



                                SECOND AMENDMENT
                                ----------------
                                   LEASE FROM
                                   ----------
                             LEDGEMONT REALTY TRUST
                             ----------------------
                                       TO
                                       --
                           W. R. GRACE & CO., - CONN.
                           --------------------------

     This is the Second Amendment made as of February 1, 1991 to the Lease dated as of May 31, 1988 between Ledgemont Realty Trust as Landlord, and W.R. Grace & Co.-Conn., as Tenant, for the Premises at Ledgemont Center, Lexington, Massachusetts (the "Lease").

     WHEREAS, THE Landlord is willing and the Tenant wishes to lease additional space on the "400 Level" at One Ledgemont Center on the terms and conditions as provided in this Lease and in accordance with Section 1.1 and as modified in this Second Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord and the Tenant amend the Lease (a) by substituting the following subjects of Section 1.1, REFERENCE SUBJECTS for the original subjects of Section 1.1 REFERENCE SUBJECTS and (b) if any of the following subjects is identified by a parenthetical statement next to it stating that it is an "Additional Reference Subject," by adding each such Additional Reference Subject as an additional provision of the Lease and the Lease is hereby so amended:

PREMISES:
---------

Portions or the Building known generally as the "400 Level and 300 Level" of Building C and the East Wing of One Ledgemont Center more particularly described by the hatching on Appendix A attached.

LEASE ENDING DATE:
------------------

May 31, 1995, subject to Tenant Termination Option described below in this Section.

ANNUAL FIXED RENT -- INITIAL TERM:
----------------------------------

$0.00 per month from the Lease Commencement Date until the date which is the 18lst day after the Lease Commencement Date.

$26,135.00 per month (or ratable portion thereof) from the date which is the 181st date after the Lease Commencement Date through May 31, 1989.

$366,019.00 per annum for the period June 1, 1989 through May 31, 1990.

$31,425.92 per month for the period June 1, 1990 through January 31, 1991.

$422,111.00 per annum ($35,175.92 per month) for the period February 1, 1991 through December 31, 1991.

$478,361.00 per annum ($39,863.42 per month) for the period January 1, 1992 through May 31, 1992.

$500,544.00 per annum for the period June 1, 1992 through May 31, 1993.

$522,135.50 per annum for the period June 1, 1993 through May 31, 1994 subject to the Tenant Termination Option described below in this Section.

$544,800.20 per annum for the period June 1, 1994 through May 31, 1995 subject to the Tenant Termination Option described below in this Section.

TENANT'S PERCENTAGE SHARE:
--------------------------

16.62 Percent through January 31, 1991 and 21.82 Percent thereafter. Landlord covenants and agrees that, for the purposes of this Lease, Tenant's Percentage Share shall not, except as provided in Section 4.5, be increased for any reason whatsoever, unless Tenant shall lease additional space in the project.

ADDITIONAL LANDLORD'S WORK:         (Additional Reference Subject)
--------------------------

Landlord covenants and agrees to provide Tenant with access to the Premises on the "400 Level" as shown on the attached plan and agrees to provide the Premises in broom clean condition to Tenant upon occupancy.

TENANT TERMINATION OPTION:
--------------------------

It is agreed that Tenant Termination Option as outlined in the original Lease dated May 31, 1988 has been intentionally omitted from this amendment .

By (1) notice given to Landlord at least 270 (but not more than 360) days prier to May 31, 1993 ("First Cancellation Date") or prior to May 31, 1994 ("Second Cancellation Date"), and (2) Tenant thereafter making the following Termination Payments when and as due, Tenant may terminate the term of this Lease respectively upon the First Cancellation Date or Second Cancellation Date. If the Lease is to be so terminated on the First Cancellation Date, than Tenant shall pay to Landlord, as consideration for such termination option, the sum of $150,000 on the First Cancellation Date and, upon such payment the Term of this Lease shall be deemed to have expired by its terms and such date shall be deemed the last day of the Term; and if the Lease is to be terminated on the Second Cancellation Date, then Tenant shall pay to Landlord, as consideration for such termination option, the sum of $75,000 on the Second Cancellation Date and, upon such


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

payment the Term of this Lease shall be deemed to have expired by its terms and such date shall be deemed the last day of the Term.

RIGHT OF FIRST REFUSAL:    (Additional Reference Subject)
-----------------------

Tenant shall have a right of first offer with respect to certain space consisting of approximately 20,000 rentable square feet on the 400 Level of the C Building (the "Expansion Space") as follows: Upon expiration of the rights of existing tenants of the Expansion Space, and provided such existing tenants elect not to remain in such Expansion Space beyond the termination of their lease terms, before marketing such Expansion Space, Landlord will offer the same to Tenant ("First Offer"). The First Offer will be at $15.00 per rentable square foot through May 31, 1993 and thereafter at prevailing fair market rental rates (which First Offer will so state such prevailing rates) for the space in an "as-is" condition on the date herein with minor cosmetic improvements as reasonably requested by Tenant. Within 20 days of receiving Landlord's First Offer, Tenant may in writing elect to accept the First Offer, in which case an appropriate amendment to this Lease shall be executed forthwith, provided however, that if the First Offer is made during or after the fifth Lease Year of the Term, Tenant may elect to accept the First Offer only if Tenant has already elected or then simultaneously elects to extend the Term of this Lease. If Tenant fails to accept such First Offer within such 20 day period (or accepts such offer but fails to execute an appropriate amendment to this Lease within the 10 day period following expiration of the 20 day period), then Landlord may market such space and may enter into any lease for such Space within the 360 day period thereafter so long as the rent and other economic terms taken as a whole are not more than ten percent (10%) less favorable to Landlord than were the terms of the First Offer (but the term may be longer or shorter than the First Offer term). Should Landlord desire to conclude a lease on materially less favorable terms, then Landlord shall make another First Offer to Tenant reflecting such less favorable terms and Tenant shall have the same rights as set forth above, except that the 20 day period for accepting such offer shall be 10 days and the 10 day period for executing the lease amendment shall be five days (with Landlord then being free to enter into a lease on economic terms not materially less favorable to Landlord than those most recently offered to Tenant).

PARKING SPACES:            Fifty (50) spaces.
---------------

EXTENSION:        (Additional Reference Subject)
---------

The Lease may be extended by Tenant for two (2), five (5) year extension terms by unconditional notice given at least 360 (but not more than 540) days prior to the end of the expiring term, time being of the essence to such exercise, so long as at the time of such notice and at the beginning of the Extension Term Tenant is not in default. All references to the Term shall mean the Initial Term as it may be extended by any Extension Term.

         ANNUAL FIXED RENT - EXTENSION TERM: If the Term is extended for the Extension Term, than Annual Fixed Rent will be as set forth in Section 1.1 and as follows:


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


         Fair Market Rent for the Premises during the Extension Term shall be no less per annum than the Annual Fixed Rent payable during the last 360 days or the expiring term, and-shall be ascertained as follows: Not later than 330 days prior to the end of the expiring term Landlord shall give written notice to Tenant setting forth Landlord's determination of Fair Market Rent for each of the Lease years of the Extension Term in question (which may be different from year to year). Within 30 days following Landlord's notice Tenant shall either propose its determination of Fair Market Rent by giving notice thereof to Landlord or shall accept Landlord's determination. Failure on the part of Tenant to give such notice of its determination shall bind Tenant to Landlord's determination. If Tenant proposes its determination of Fair Market Rent, then Landlord and Tenant shall meet for the purpose of reaching agreement. If the parties have been unable to reach agreement by the beginning of the ninth month preceding the end of the expiring term, then Landlord shall give notice to Tenant of an appraiser whom Landlord designates to ascertain such rent. If within 10 days of such notice Tenant objects to such person, then Tenant shall give notice to Landlord and designate another appraiser (and failure so to notify Landlord shall bind Tenant to the appraiser designated by Landlord). If within ten days of such notice Landlord objects to such person (and failure so to notify Tenant shall bind Landlord to the appraiser designated by Tenant), then both such appraisers shall meet and within 10 days of such objection designate a third appraiser, who alone shall within 30 days of his or her designation ascertain such Fair Market Rent. (If the two appraisers fail to designate the third appraiser within such time, then either Landlord or Tenant may request the then president of the Greater Boston Real Estate Board, or successor organization to designate the third appraiser; and if such person fails to designate a third appraiser within 30 days, then the American Arbitration Association, Boston Office to designate the third appraiser). Any appraiser designated shall have had at least 10 years experience in the leasing, ownership or management of 1,000,000 or more square feet of floor area of office buildings similar in character to the Premises and shall be a member of A.S.R.E.C. (or successor professional organization) and duly qualify as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Fair Market Rent shall be the Annual Fixed Rent which a willing tenant would pay to lease the Premises for each year of the Extension Term in question under terms and conditions substantially the same as those of this Lease, with the Premise considered free and clear of this Lease and as though then available for single or multiple occupancies for the Permitted Uses (or any higher and better use then being made by Tenant, the mix of any multiple occupancies being what is then customary in light of good real estate practice) in the condition in which Tenant is required to maintain the Premises (or if in Landlord's reasonable judgment Tenant Work has been installed which adversely affects rentable value and Landlord has the right to have Tenant remove such work at the termination of the Term, then as though such Tenant Work were removed), based on rentals for comparable space over a comparable period with appropriate adjustments made to such rentals as necessary to establish comparability, and with rental historically paid under this Lease disregarded. If the parties do not agree in writing on such rent, then the written opinion of Fair Market Rent of the appraiser so chosen shall conclusively establish such rent ("Fair Market Rent"). Both parties shall have the



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

opportunity to present evidence in accordance with reasonable procedures prescribed by the appraiser, and the fee of the appraiser giving his or her written opinion shall be paid equally by the parties. If Landlord should delay in giving the notice which begins the valuation procedures of this paragraph, or if the process should otherwise be delayed for any reason, then such procedures shall nevertheless remain in effect and be applicable when and as invoked with respect to Annual Fixed Rent payable during the Extension Term; but until such procedures are completed Tenant shall pay on account of Annual Fixed Rent at the rate established for Annual Fixed Rent for the last twelve months of the expiring term (and upon Fair Market Rent being established shall pay the same within 10 days retroactively to the beginning of the Extension Term in question).

         Except as so amended, the Lease and all its terms and conditions are hereby ratified, confirmed and approved.


AGREED TO AND ACCEPTED


TENANT: W. R. Grace & Co.-Conn.



By: /s/ Barry A. Solomon
    ------------------------------
    (Vice) President



LANDLORD:  Ledgemont Realty Trust



By: /s/ Robert L. Beal
   -------------------------------
   Trustee, but not individually

                            THIRD AMENDMENT TO LEASE
                            ------------------------

     Amendment dated as of July 12, 1993 by and between Ledgemont Realty Trust u/d/t dated December 12, 1984 ("Landlord") and W. R. Grace & Co.-Conn., a Connecticut corporation ("Tenant").

                                   Background
                                   ----------

     A. Landlord and Tenant are parties to a Lease dated May 31, 1988 as amended by a First Amendment dated July 1, 1990 and by a Second Amendment dated February 1, 1991 (the "Lease") regarding premises (the "Existing Premises") on the 300 and 400 levels in the buildings known as Building C and the East Wing of One Ledgemont Center.

     B. Landlord and Tenant desire to amend the Lease to add space to the Existing Premises and to reflect certain other agreements between Tenant and Landlord.

                                   Agreements
                                   ----------

     FOR VALUATION CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants herein contained, Landlord and Tenant agree as follows:

     1. The Existing Premises shall be expanded effective as of the date hereof by adding to them the space shown on Exhibit A attached hereto (the "Expansion Premises"). From and after the date hereof, all references in the Lease to the "Premises" shall be deemed to refer to the Existing Premises and the Expansion Premises, collectively.

     2. From and after September 1, 1993, the Annual Fixed Rent due under the Lease shall be as follows:

                 PERIOD                            ANNUAL FIXED RENT
                 ------                            -----------------

        September 1, 1993-May 31, 1994              $561,315.50
        June 1, 1994-May 31, 1995                   $583,980.20

     3. From and after September 1, 1993, Tenant's Percentage share shall be increased to 24.35%.

     4. The construction by Tenant of improvements in the Expansion Premises shall be paid for by Tenant and otherwise shall be subject to the provisions of the Lease governing Tenant Work

     5. Capitalized terms used herein, but not defined shall have the meanings set forth in the Lease.

     6. Except as amended hereby, the Lease is ratified and confirmed.

          Executed as a sealed Massachusetts instrument as of the date first written above.


                                           TENANT:
                                           W. R. Grace & Co.-Conn.



                                           By: /s/ Barry A. Solomon
                                               ------------------------------
                                               Name: Barry A. Soloman
                                               Title: Vice President, Research
                                                      Director


                                           LANDLORD:
                                           LEDGEMONT REALTY TRUST



                                           By: /s/ Robert L. Beal
                                               ------------------------------
                                               Trustee, but not individually



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